UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-23700

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Cascade Private Capital Fund
(Exact name of registrant as specified in charter)

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c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
Registrant’s telephone number, including area code: (414) 299-2030

Lance J. Johnson
235 West Galena Street
Milwaukee, WI 53212

(Name and address of agent for service)

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Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

Item 1.       Report to Shareholders

(a)        The semi-annual report of the registrant for the year ended March 31, 2025 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

CASCADE PRIVATE CAPITAL FUND

Annual Report

For the Year Ended March 31, 2025

Cascade Private Capital Fund
Table of Contents For the Year Ended March 31, 2025

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

www.cliffwaterfunds.com

Cascade Private Capital Fund
Letter to Shareholders March 31, 2025 (Unaudited)

To our valued clients and investors,

First, I would like to thank our initial investors for their early support of the Cascade Private Capital Fund (the “Fund”) and Cliffwater as the new adviser to the Fund, effective last year.

Our management of the Fund coincided with the 20th anniversary of Cliffwater’s founding. My partners and I started Cliffwater with the thesis that investors were unlikely to achieve their long-term objectives relying just on public asset classes and that alternative asset classes — in particular, private markets — presented an opportunity to bolster return and reduce risk. We bookmarked our anniversary with an important study demonstrating the strong performance of private equity over more than two decades, one that confirmed our hypothesis that investors can reasonably expect private assets to outperform public assets by approximately three to five percentage points per year.

The Fund’s performance has been consistent with these expectations, driven by the performance of its underlying secondaries, co-investments, structured transactions and fund investments. Since inception of the Fund on January 7, 2022, the Fund has earned a 19.96% annualized total return, compared to 7.31% for the S&P 500 Index. Risk, measured by standard deviation of return, equaled 9.22% for the Fund compared to 17.02% for the S&P 500 Index.

Thank you for your continued trust in Cliffwater.

Stephen L. Nesbitt
Chief Investment Officer
Cliffwater LLC

Cascade Private Capital Fund
Letter to Shareholders March 31, 2025 (Unaudited) (Continued)

Important Disclosures

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

Shares are an illiquid investment.

We do not intend to list the Fund’s shares (“Shares”) on any securities exchange and we do not expect a secondary market in the Shares to develop.

You should generally not expect to be able to sell your Shares (other than through the limited repurchase process), regardless of how we perform.

Although we are required to implement a Share repurchase program, only a limited number of Shares will be eligible for repurchase by us.

You should consider that you may not have access to the money you invest for an indefinite period of time.

An investment in the Shares is not suitable for you if you have foreseeable need to access the money you invest.

Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

Cybersecurity risks have significantly increased in recent years and the Fund could suffer such losses in the future. One of the fundamental risks associated with the Fund’s investments is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. Other risk factors include interest rate risk (a rise in interest rates causes a decline in the value of debt securities) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Cascade Private Capital Fund
Fund Performance March 31, 2025 (Unaudited)

Performance of a $25,000,000 Investment

The graph above illustrates a representative class of the Fund’s historical performance since the Fund’s inception in comparison to its benchmark index. The performance of other share classes may be greater than or less than the class depicted above.

Average Annual Total Returns as of March 31, 2025	1 Year	Since Inception
Cascade Private Capital Fund (Inception Date January 7, 2022)	30.95%	19.96%
Russell 3000 Index	7.22%	6.39%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (888) 442-4420.

Investors should note that the Fund is a professionally managed closed-end fund, and the Russell 3000 Index is unmanaged, and does not incur fees, expenses, or taxes, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

Cascade Private Capital Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Cascade Private Capital Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Cascade Private Capital Fund (the “Fund”) as of March 31, 2025, the related consolidated statements of operations, cash flows, and changes in net assets, the related notes, and the consolidated financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations, its cash flows, the changes in net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Consolidated Statements of Operations and Cash Flows	Consolidated Statements of Changes in Net Assets and Consolidated Financial Highlights
Cascade Private Capital Fund	For the year ended March 31, 2025	For the years ended March 31, 2025, and 2024

The Fund’s consolidated financial highlights for the years or periods ended March 31, 2023, and prior, were audited by other auditors whose report dated May 26, 2023, expressed an unqualified opinion on those consolidated financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian, brokers, agent banks, issuers, and underlying fund administrators or managers; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Cliffwater LLC since 2019.

COHEN & COMPANY, LTD.
Cleveland, Ohio
June 3, 2025

Cascade Private Capital Fund
Consolidated Schedule of Investments As of March 31, 2025
Portfolio Company	Initial Acquisition Date	Geographic Region	Shares/ Units	Fair Value
Primary Fund Investments — 26.7%
Bertram Growth Capital IV-A, L.P.	1/7/2022	North America	—	$6,755,664	[1,2,3]
BlackRock Secondaries & Liquidity Solutions II (Lux) SCSp	12/27/2024	North America	—	29,359,994	[1,2,3]
Dawson Portfolio Finance Evergreen LP	5/28/2024	North America	68,333	79,330,277	[1,2,3]
DFJ Growth V, L.P.	11/27/2024	North America	—	1,085,368	[1,2,3]
Glouston Private Equity Opportunities VII FTE, L.P.	4/15/2024	North America	—	20,790,000	[1,2,3]
Gryphon Partners VI-A, L.P.	1/7/2022	North America	—	6,080,803	[1,2,3]
Headlands Capital Offshore IV, LP	4/18/2024	North America	—	36,314,037	[1,2,3]
ICG LP Secondaries Fund I (Feeder) SCSp	4/12/2024	North America	—	3,712,525	[1,2,3]
JFL Equity Investors VI, L.P.	11/13/2024	North America	—	6,246,465	[1,2,3]
Juxtapose Ventures III, L.P.	12/3/2024	North America	—	385,779	[1,2,3]
Kohlberg Investors X, LP	9/27/2024	North America	—	1,135,475	[1,2,3]
Levine Leichtman Capital Partners VII, L.P.	12/11/2024	North America	—	216,360	[1,2,3]
Liquid 2 Winners Fund I, L.P.	2/3/2025	North America	—	1,839,089	[1,2,3]
NewView Capital Special Opportunities Fund III, L.P.	6/12/2024	North America	—	26,676,234	[1,2,3]
OceanSound Partners Fund, LP	1/7/2022	North America	—	9,197,809	[1,2,3]
Overbay Capital Partners 2024 Fund US LP	12/30/2024	North America	—	8,164,809	[1,2,3]
Pathway Select Fund, LP — Series A	3/28/2024	North America	—	434,037,881	[1,2,3]
Pathway Select Fund, LP — 2025	3/26/2025	North America	—	9,121,044	[1,2,3]
SAS Vehicle, L.P.	12/30/2024	North America	—	17,623,017	[1,2,3]
SPDW Partners LP	2/5/2025	North America	—	7,484,225	[1,2,3]
TA XV-B, L.P.	2/10/2025	North America	—	210,220	[1,2,3]
TPG GP Solutions (B), L.P.	10/28/2024	North America	—	4,944,532	[1,2,3]
Total Primary Fund Investments (Cost $633,490,875)				710,711,607

Secondary Fund Investments — 43.6%
A&M Capital Partners, LP	9/30/2024	North America	—	1,616,295	[1,2,3]
ABRY Senior Equity IV, L.P.	9/30/2024	North America	—	435,115	[1,2,3]
ACON Equity Partners 3.5, L.P.	10/1/2024	North America	—	2,909,976	[1,2,3]
AE Industrial Partners Extended Value Fund, LP	1/7/2022	North America	—	398,012	[1,2,3]
APH Extended Value Fund H, L.P.	1/30/2025	North America	—	38,585,018	[1,2,3]
Apse Capital II, L.P.	10/28/2024	Europe	—	53,351,946	[1,2,3,4]
Atlas Capital Resources II LP	9/30/2024	North America	—	7,830,391	[1,2,3]
Banneker CV, L.P.	1/21/2025	North America	—	12,892,971	[1,2,3]
BC Partners Galileo (1) L.P. — Class 1	1/7/2022	Europe	—	6,103,882	[1,2,3,4]
BC Partners Galileo (1) L.P. — Class 2	1/7/2022	Europe	—	329,756	[1,2,3,4]
Beecken Petty O’Keefe Fund IV, L.P.	9/30/2024	North America	—	175,639	[1,2,3]
Blue Sea Capital Fund I LP	9/30/2024	Europe	—	422,948	[1,2,3]
Blue Wolf Capital Fund III, L.P.	9/30/2024	North America	—	11,117,505	[1,2,3]
CapStreet IV, L.P.	9/30/2024	North America	—	3,804,217	[1,2,3]
Carousel Capital Apex Rollover Partners, L.P.	9/30/2024	North America	—	1,575,894	[1,2,3]
Carousel Capital Partners IV, L.P.	9/30/2024	North America	—	2,125,764	[1,2,3]
Carrick Capital Partners, L.P.	9/30/2024	North America	—	2,220,032	[1,2,3]

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund
Consolidated Schedule of Investments As of March 31, 2025 (Continued)
Portfolio Company	Initial Acquisition Date	Geographic Region	Shares/ Units	Fair Value
Secondary Fund Investments (Continued)
Catterton Growth Partners II, L.P.	9/30/2024	North America	—	$14,816,376	[1,2,3]
Centre Capital Investors VI, L.P.	9/30/2024	North America	—	5,980,898	[1,2,3]
Centre Lane Partners III, L.P.	9/30/2024	North America	—	19,234,822	[1,2,3]
CPF Midway Fund-A, L.P.	3/19/2025	North America	—	17,147,369	[1,2,3]
DFJ Growth 2006 Continuation, L.P.	11/1/2024	North America	—	38,242,116	[1,2,3]
EDG Partners Fund II, L.P.	9/30/2024	North America	—	804,858	[1,2,3]
Edgewater Capital Partners III LP	9/30/2024	North America	—	455,818	[1,2,3]
FB HA Holdings LP	1/7/2022	North America	—	8,971,852	[1,2,3]
Founders Circle Capital Co-Invest Series, L.P. — Series 8	5/24/2024	North America	—	14,796,434	[1,2,3]
GA Continuity Fund II, L.P.	3/14/2025	North America	—	31,683,755	[1,2,3]
Glouston Private Equity Opportunities VII(a), L.P.	5/29/2024	North America	—	17,119,076	[1,2,3]
Gores Small Capitalization Partners, L.P.	9/30/2024	North America	—	21,355	[1,2,3]
Gridiron Capital Fund II, L.P.	9/30/2024	North America	—	1,523,129	[1,2,3]
Gryphon Partners 3.5, L.P.	9/30/2024	North America	—	104,930	[1,2,3]
Harvest Partners VI, L.P.	9/30/2024	North America	—	1,382,187	[1,2,3]
HCI Equity Partners IV, L.P.	9/30/2024	North America	—	11,369,613	[1,2,3]
Hellman & Friedman Capital Partners X, L.P.	3/31/2025	North America	—	43,072,094	[1,2,3]
Housatonic Equity Investors V, L.P.	9/30/2024	North America	—	4,606,506	[1,2,3]
HPS KP Mezz 2019 Co-Invest, L.P.	4/1/2024	North America	—	58,137,739	[1,2,3]
HPS KP SIP V Co-Investment Fund, L.P.	4/1/2024	North America	—	19,760,073	[1,2,3]
HPS Offshore Mezzanine Partners 2019, LP	4/1/2024	North America	—	27,095,177	[1,2,3]
HPS Offshore Strategic Investment Partners V, L.P.	4/1/2024	North America	—	23,544,827	[1,2,3]
ICG Ludgate Hill (Feeder) V-A Charger SCSp	3/22/2024	North America	—	13,674,627	[1,2,3]
Icon Partners V, L.P.	1/7/2022	North America	—	9,654,214	[1,2,3]
Incline Equity Partners III, L.P.	10/1/2024	North America	—	23,116	[1,2,3]
JFL-NG Continuation Fund, L.P.	1/7/2022	North America	—	14,612,908	[1,2,3]
JLL Partners Fund VIII Secondary (SV), L.P.	2/26/2025	Europe	—	17,112,416	[1,2,3]
KarpReilly Capital Partners II, L.P.	9/30/2024	North America	—	9,298,296	[1,2,3]
LGP Sage PC Coinvest LP	11/20/2024	North America	—	18,941,168	[1,2,3]
Lightspeed Ascent Fund, L.P.	11/18/2024	North America	—	8,900,942	[1,2,3]
Liquid 2 Ventures Fund II, L.P.	12/31/2024	North America	—	13,444,886	[1,2,3]
LLCP LMM Acquisition Fund L.P.	11/20/2024	North America	—	8,300,472	[1,2,3]
LLR Equity Partners IV, L.P.	9/30/2024	North America	—	2,147,646	[1,2,3]
Mainsail Partners III, L.P.	9/30/2024	North America	—	4,124,627	[1,2,3]
Marilyn Co-Invest, L.P.	4/1/2024	North America	—	39,548,259	[1,2,3]
Marlin Equity III, L.P.	10/1/2024	North America	—	68,861	[1,2,3]
Meridian Private Equity Select Co-Invest I SCSp	3/28/2025	North America	—	2,391,019	[1,2,3]
Meridian Private Equity Select Partnerships I SCSp	3/28/2025	North America	—	6,781,489	[1,2,3]
MetLife Investment Private Equity Partners II (Feeder), L.P.	6/28/2024	North America	—	36,696,139	[1,2,3]
Mezzanine Partners III, L.P.	9/30/2024	North America	—	5,709,242	[1,2,3]
Milano Co-Invest, L.P.	4/1/2024	North America	—	4,013,577	[1,2,3]
Minerva Co-Invest, L.P.	4/1/2024	North America	—	11,222,425	[1,2,3]

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund
Consolidated Schedule of Investments As of March 31, 2025 (Continued)
Portfolio Company	Initial Acquisition Date	Geographic Region	Shares/ Units	Fair Value
Secondary Fund Investments (Continued)
Montagu+ SCSp	1/7/2022	Europe	—	$10,987,064	[1,2,3,4]
NEA Secondary Opportunity Fund, L.P.	7/10/2024	North America	—	30,876,560	[1,2,3]
Novacap International TMT IV, L.P.	9/30/2024	North America	—	2,699,886	[1,2,3,4]
NSH Verisma Holdco, L.P.	1/7/2022	North America	—	10,157,260	[1,2,3]
Odyssey Investment Partners Fund V, LP	9/30/2024	North America	—	3,567,379	[1,2,3]
OFS Energy Fund III (Q), L.P.	9/30/2024	North America	—	416,259	[1,2,3]
Outlander I Archimedes, LP	12/31/2024	North America	—	1,074,189	[1,2,3]
Overbay Capital Partners 2023 Fund Aggregator (AIV V) LP	12/23/2024	Europe	—	6,052,239	[1,2,3,4]
Overbay Capital Partners 2024 Fund Aggregator (AIV IV) LP	12/30/2024	North America	—	3,137,374	[1,2,3]
Palladium Equity Partners IV, L.P.	10/1/2024	North America	—	2,055,608	[1,2,3]
Patria Acropolis LP	12/18/2024	Europe	—	7,436,150	[1,2,3,4]
ParkerGale Capital II, LP	3/31/2025	North America	—	26,197,118	[1,2,3]
PG Source Investment LLC	3/31/2025	North America	5,007	11,571,502	[1,2,3]
Platte River Equity III, L.P.	9/30/2024	North America	—	5,615,920	[1,2,3]
PMH II SPV Bellflower LP	2/28/2025	North America	—	9,333,730	[1,2,3]
Pontifax Global Food and Agriculture Technology Fund L.P.	12/31/2024	North America	—	3,321,825	[1,2,3]
Quad Partners IV, L.P.	9/30/2024	North America	—	1,119,907	[1,2,3]
Riverside Fund V SQ-A, L.P.	9/30/2024	North America	—	5,215,283	[1,2,3]
RoundTable Healthcare Partners III, L.P.	9/30/2024	North America	—	18,376,946	[1,2,3]
RSK Topco, LP	3/17/2025	North America	17,046,765	20,881,026	[1,3,5]
Shamrock Capital Growth Fund III, L.P.	9/30/2024	North America	—	3,260,440	[1,2,3]
ShoreView Capital Partners III, LP.	9/30/2024	North America	—	14,111,212	[1,2,3]
Siris Partners II, L.P.	9/30/2024	North America	—	91,033	[1,2,3]
SK Capital Partners III, L.P.	9/30/2024	North America	—	5,121,272	[1,2,3]
SkyKnight Capital II CV B, L.P.	10/30/2024	North America	—	14,164,173	[1,2,3]
SPC Partners V, L.P.	9/30/2024	North America	—	2,802,713	[1,2,3]
Stork SPV, LP	1/7/2022	North America	—	6,159,628	[1,2,3]
TA XIV-A, L.P.	3/31/2025	North America	—	53,610,221	[1,2,3]
The Veritas Capital Fund VIII, L.P.	3/31/2025	North America	—	74,564,972	[1,2,3]
Trinity Hunt Partners IV, L.P.	9/30/2024	North America	—	4,641,524	[1,2,3]
Trinity Ventures 2024, L.P.	12/20/2024	North America	—	23,674,850	[1,2,3]
Trive Capital Fund I LP	9/30/2024	North America	—	1,246,248	[1,2,3]
TriWest Capital Partners IV (US) LP	9/30/2024	North America	—	2,792,701	[1,2,3,4]
TSCP CV I, L.P.	1/7/2022	North America	—	5,342,466	[1,2,3]
TSCP CV II, L.P.	9/6/2024	North America	—	18,095,118	[1,2,3]
Vida Ventures II, LLC	12/31/2024	North America	10	3,981,062	[1,2,3]
Vida Ventures LLC	12/31/2024	North America	10	3,008,375	[1,2,3]
VMG Partners II, L.P.	9/30/2024	North America	—	5,933	[1,2,3]
VV Atreus Special Fund LLC	12/31/2024	North America	245	1,144,714	[1,2,3]
Water Street Healthcare Partners III, L.P.	9/30/2024	North America	—	5,708,808	[1,2,3]
Windjammer Senior Equity Fund IV, L.P.	9/30/2024	North America	—	2,662,054	[1,2,3]
Total Secondary Fund Investments (Cost $982,647,386)				1,158,715,436

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund
Consolidated Schedule of Investments As of March 31, 2025 (Continued)
Portfolio Company	Initial Acquisition Date	Geographic Region	Shares/ Units	Fair Value
Equity Co-Investments — 17.5%
26N Onelife Co-Investment Partners-A LP	10/10/2024	North America	—	$9,913,535	[1,2,3]
A2 Biotherapeutics — Series C Preferred	12/30/2024	North America	6,756,757	5,000,000	[1,3,5]
AH Parent Inc (Alliant Inc) — Class A Preferred	9/26/2024	North America	15,000	14,623,500	[1,3,5]
Alliant, Inc. — Class A-1 Common	12/12/2024	North America	2,000,000	9,671,271	[1,3,5]
BayHawk Fund I Aeroplane SPV, LLC	12/20/2024	North America	—	6,989,322	[1,2,3]
BPCP NSA Holdings, Inc. — Common	5/15/2024	North America	3,000	4,176,152	[1,3,5]
BPCP NSA Holdings, Inc. — Preferred	5/15/2024	North America	6,000	9,000,000	[1,3,5]
BSP-TS, Co-Invest I, LLC	1/7/2022	North America	—	511,252	[1,2,3]
Circle Pharma, Inc. — Series D	8/29/2024	North America	15,931,176	10,000,000	[1,3,5]
Earned Growth Investors I LP	12/3/2024	North America	—	12,245,000	[1,2,3]
EPP Holdings, LLC	1/7/2022	North America	260,000	4,743,867	[1,3,5]
Founders Circle Capital Co-Invest Series, L.P. — Series 10	3/14/2025	North America	—	30,092,136	[1,2,3]
Gallant Screening Holdco, Inc.	1/7/2022	North America	—	6,305,043	[1,2,3]
Health Velocity Capital IVX Special Situation Fund, L.P.	5/22/2024	North America	—	15,575,779	[1,2,3]
HH-Dayco Parent, LP	9/20/2022	North America	—	12,747,031	[1,3,5]
HiBid Aggregator, LP	9/25/2024	North America	10,000	9,818,185	[1,3,5]
Insight Hideaway Aggregator, L.P.	4/3/2024	North America	—	13,385,767	[1,2,3]
JFL-Tiger Co-Invest Partners, L.P.	7/31/2024	North America	—	13,796,674	[1,2,3]
Khosla Ventures OAI, LLC	10/1/2024	North America	—	14,826,844	[1,3,5]
NEA CH SPV, L.P.	5/9/2024	North America	—	9,820,088	[1,2,3]
NEA TS 2024 SPV, L.P.	7/22/2024	North America	—	4,597,254	[1,2,3]
Nefco Acquisitions, Inc. — Series A1	8/5/2022	North America	2,658	2,658,293	[1,3,5]
Nefco Acquisitions, Inc. — Series B1	3/31/2023	North America	80	89,776	[1,3,5]
Nefco Acquisitions, Inc. — Series C1	10/12/2023	North America	177	233,761	[1,3,5]
Nefco Acquisitions, Inc. — Series D1	10/31/2024	North America	289	410,317	[1,3,5]
Nefco Acquisitions, Inc. — Series E1	12/19/2024	North America	75	107,853	[1,3,5]
NGM Bio Holdings, Inc. — Series A	7/5/2024	North America	5,000,000	15,000,000	[1,3,5]
NoHo Holdings III LLC	12/3/2024	North America	—	418,431	[1,2,3]
North American Essential Services Aggregator, LP	1/7/2022	North America	2,684	4,693,593	[1,3,5]
Novacap DI Co-Investment (All West), L.P.	10/3/2024	North America	—	5,150,627	[1,2,3]
OceanSound Partners Co-Invest II, LP — Series D	1/7/2022	North America	—	4,843,138	[1,2,3]
OEP VIII Project Laser Co-Investment Partners, L.P.	3/17/2023	North America	—	4,228,172	[1,2,3]
PSC Tiger LP	9/4/2024	Europe	—	11,373,008	[1,2,3,4]
RCAF DAWGS, L.P.	3/26/2025	North America	—	14,821,599	[1,2,3]
RCR Equity, LP — Class A Common	4/30/2024	North America	56,000	521,073	[1,3,5]
RCR Equity, LP — Class A Preferred, 8.00% PIK	4/30/2024	North America	5,544,000	5,544,000	[1,3,5,8]
Retym, Inc. — Series D	1/29/2025	North America	472,277	4,999,997	[1,3,5]
SAS Vehicle I, L.P.	12/30/2024	North America	—	17,620,256	[1,2,3]
Smash Capital Trend Holdco SPV LP	8/12/2024	North America	—	27,945,016	[1,2,3]
Sprinkler 2024 Co-Investment I (Feeder) SCSp	3/10/2025	Europe	—	32,659,039	[1,2,3,4]
TCV Beat Co, L.P.	9/27/2024	Europe	—	4,518,361	[1,2,3]
Tinicum Space Coast Co-Invest, LLC	10/29/2024	North America	—	29,647,020	[1,2,3]
TSS Co-Invest Holdings, LP	9/9/2022	North America	—	8,246,229	[1,2,3]

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund
Consolidated Schedule of Investments As of March 31, 2025 (Continued)
Portfolio Company	Initial Acquisition Date	Geographic Region	Shares/ Units	Fair Value
Equity Co-Investments (Continued)
VCF Compass Co-Investor Holdings L.P.	4/25/2024	North America	—	$11,956,841	[1,2,3]
VCF Compass Co-Investor Holdings II L.P.	3/19/2025	North America	—	1,323,196	[1,2,3]
Violet Investors LP	9/12/2024	North America	—	33,192,183	[1,2,3]
Vitu Co-Invest LP	1/8/2025	North America	—	5,142,522	[1,2,3]
Total Equity Co-Investments (Cost $405,166,122)				465,183,001

			Principal Amount
Credit Co-Investments — 3.0%
CCOF III Nexus Co-Invest Aggregator, L.P.	3/22/2024	Europe		5,753,978	[1,2,3]
Chrome Investors, LP	2/10/2025	North America		23,289,970	[1,2,3]
Cheval Blanc Co-Invest, L.P.	2/25/2025	North America		15,212,157	[1,2,3]
CP ACP, LLC	6/12/2024	North America	$3,336	3,336,000	[1,3,5]
Gramercy PG Holdings II LP	8/20/2024	Europe		10,014,674	[1,2,3]
Evergreen Services Group PIK Holdco, LLC
Term Loan, USD 13.75%, 4/7/2031	4/5/2024	North America	7,311,112	7,221,800	[1,3,5,8]
Delayed Draw, USD 13.75%, 4/7/2031	4/5/2024	North America	4,014,709	4,005,127	[1,3,5,8]
Nader Upside 2 Sarl, EUR PIK Term Loan, 3 mo. EURIBOR+10.25%, 12.61% EUR, 3/13/28	3/14/2024	Europe	5,208,796	5,451,884	[1,3,4,5,7,8]
Symbiotic Capital EB Fund, L.P.	3/7/2024	North America		5,881,607	[1,2,3]
Total Credit Co-Investments (Cost $78,335,561)				80,167,197
			Shares/ Units
Common Stocks — 0.1%
Centessa Pharmaceuticals PLC	3/13/2025	Europe	62,888	904,329	[1]
Tectonic Therapeutic Inc	2/14/2025	North America	15,369	272,185	[1]
Tempus AI Inc	2/13/2025	North America	13,824	666,870	[1]
Total Common Stocks (Cost $2,732,024)				1,843,384

Registered Funds — 3.8%
Cliffwater Corporate Lending Fund — Class I			9,416,196	102,165,725	[1,6]
Total Registered Funds (Cost $100,000,000)				102,165,725

Short-Term Investments — 18.3%
State Street Institutional U.S. Government Money Market Fund, 4.29%			485,382,958	485,382,958	[1,9]
Total Short-Term Investments (Cost $485,382,958)				485,382,958
Total Investments — 113.0% (Cost $2,687,754,926)				3,004,169,308
Liabilities Less Other Assets — (13.0)%				(346,331,375)
Net Assets — 100.0%				$2,657,837,933
See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund
Consolidated Schedule of Investments As of March 31, 2025 (Continued)

EUR – Euro

EURIBOR – Euro Interbank Offered Rate

USD – United States Dollar

LLC – Limited Liability Company

LP – Limited Partnership

PLC – Public Limited Company

1    As of March 31, 2025, all or a portion of the security has been pledged as collateral for a secured revolving facility. The market value of the securities in the pledged account totaled $3,004,169,308 as of March 31, 2025. See Note 2, subsection Borrowing, Use of Leverage of the Notes to Consolidated Financial Statements for additional information.

2    Investment valued using net asset value per share as practical expedient. See Note 11 of the Notes to Consolidated Financial Statements for respective investment strategies, unfunded commitments, and redemptive restrictions.

3    Private Investments are generally issued in private placement transactions and as such are generally restricted as to resale. There are no circumstance that could cause a lapse in the restriction to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under acquisition date as shown in the Consolidated Schedule of Investments. At March 31, 2025, the aggregate market value of restricted securities amounted to $2,414,777,241, or 90.9% of net assets. As of March 31, 2025 the aggregate cost of each investment restricted to sales was $4,443,432, $25,000,000, $70,000,000, $1,085,000, $16,500,000, $5,869,707, $22,408,650, $2,639,055, $6,707,441, $398,230, $1,093,464, $270,424, $1,875,000, $21,182,732, $6,247,764, $6,500,000, $405,008,866, $9,276,234, $15,388,559, $6,784,956, $240,000, $4,571,361, $1,351,961, $363,401, $2,683,411, $811,551, $34,829,223, $42,822,646, $3,564,073, $13,255,249, $3,746,626, $181,195, $103,835, $210,718, $8,322,403, $4,467,318, $1,483,187, $1,734,942, $1,960,094, $13,952,005, $4,446,791, $17,107,412, $14,450,950, $22,418,653, $632,105, $2,488,995, $5,098,158, $15,000,000, $22,717,259, $15,867,953, $0, $1,581,243, $90,199, $1,957,331, $11,898,918, $47,283,176, $3,388,385, $42,079,318, $14,503,288, $22,782,677, $20,665,883, $11,265,844, $7,543,813, $12,165, $7,996,116, $17,516,526, $7,486,099, $14,774,897, $9,100,000, $7,451,672, $7,391,354, $1,022,909, $5,735,386, $32,439,003, $67,226, $2,216,981, $6,283,019, $32,230,132, $4,241,749, $3,990,705, $8,455,430, $6,073,333, $23,171,758, $11,871,979, $5,482,834, $2,828,816, $783,492, $775,354, $4,510,847, $3,200,000, $1,680,847, $21,498,599, $6,161,132, $9,274,616, $4,473,486, $7,465,166, $1,929,735, $1,542,109, $4,135,976, $14,167,561, $18,000,000, $2,689,014, $12,727,721, $396,854, $6,358,155, $14,333,606, $2,588,770, $3,506,234, $49,234,604, $73,538,029, $5,106,938, $18,324,526, $1,234,135, $2,525,915, $4,806,486, $15,211,769, $767,291, $1,748,636, $9,771, $557,697, $5,448,661, $2,981,376, $10,000,000, $5,000,000, $14,775,000, $10,000,000, $7,113,235, $3,000,000, $9,000,000, $5,138,466, $9,999,999, $12,625,000, $2,605,817, $20,000,000, $4,645,007, $13,575,000, $5,006,861, $10,000,000, $10,400,000, $8,122,426, $15,000,000, $10,005,985, $4,013,290, $2,663,520, $90,065, $233,761, $410,317, $107,853, $15,000,000, $431,416, $4,219,307, $4,832,727, $4,097,670, $2,558,110, $10,500,712, $15,000,000, $56,000, $5,544,000, $4,999,997, $15,000,000, $20,215,333, $32,513,566, $5,045,751, $30,000,000, $5,010,222, $10,000,000, $1,317,088, $20,042,621, $5,250,000, $4,901,836, $24,006,787, $15,000,000, $3,244,260, $9,300,000, $7,245,978, $3,978,071, $5,596,717 and $5,061,912 respectively, totaling $2,099,639,944.

4    Foreign securities entered into in foreign currencies are converted to U.S. Dollars using period end spot rates.

5    Value was determined using significant unobservable inputs.

6    Affiliated security. See Note 10.

7    Floating rate security. Rate shown is the rate effective as of period end.

8    Principal includes accumulated payment in kind (“PIK”) interest and is net of repayments, if any.

9    The rate is the annualized seven-day yield at period end.

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund
Consolidated Summary of Investments As of March 31, 2025 (Unaudited)
Security Type/Sector	Percent of Total Net Assets
Primary Fund Investments	26.7%
Secondary Fund Investments	43.6%
Equity Co-Investments	17.5%
Credit Co-Investments	3.0%
Common Stocks	0.1%
Registered Funds	3.8%
Short-Term Investments	18.3%
Total Investments	113.0%
Liabilites Less Other Assets	(13.0)%
Total Net Assets	100.0%

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund
Consolidated Statement of Assets and Liabilities As of March 31, 2025
Assets:
Investments in unaffiliated securities, at value (cost $2,587,754,926)	$2,902,003,583
Investments in affiliated securities, at value (cost $100,000,000)	102,165,725
Cash	8,368,416
Receivables:
Fund shares sold	7,833,853
Dividends and interest	5,520,184
Due from Investment Manager for affiliated fund waiver	139,065
Prepaid expenses	293,034
Prepaid commitment fees on secured revolving credit facility	4,645,087
Total assets	3,030,968,947

Liabilities:
Payables:
Secured revolving credit facility (Note 2)	165,000,000
Investment securities purchased	200,829,024
Deferred tax liability	5,349,044
Interest on secured revolving credit facility	43,691
Fund accounting and administration fees	1,043,858
Legal fees	192,914
Audit fees	131,350
Custody fees	102,290
Transfer agency fees and expenses	89,870
Trustees' fees and expenses	36,912
Chief compliance officer fees	5,897
Other accrued expenses	306,164
Total liabilities	373,131,014

Net Assets	$2,657,837,933

Commitments and Contingencies (see Note 2)
Components of Net Assets:
Paid-in capital (par value of $0.001 per share with an unlimited number of shares authorized)	$2,334,009,765
Total distributable earnings	323,828,168
Net Assets	$2,657,837,933

Class I Shares:
Net assets applicable to shares outstanding	$2,657,837,933
Shares of beneficial interest issued and outstanding	150,562,434
Net asset value, offering, and redemption price per share	$17.65

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund
Consolidated Statement of Operations For the Year Ended March 31, 2025
Investment Income:
Distributions from private funds	$58,931,946
Dividends from affiliated investments	5,496,686
Dividend income	3,836,143
Interest	17,265,017
Total investment income	85,529,792

Expenses:
Investment management fees	20,132,291
Interest on secured revolving credit facility	6,761,264
Equalization interest on private investment vehicles (Note 2)	3,659,291
Legal fees	2,115,503
Transfer agent fees and expenses	1,495,183
Fund accounting and administration fees	997,863
Commitment fees on secured revolving credit facility	513,564
Registration fees	401,657
Miscellaneous expenses	236,303
Offering costs	216,719
Audit fees	153,435
Trustees' fees and expenses	120,480
Shareholder reporting fees	79,147
Chief Compliance Officer fees	78,371
Custody fees	71,901
Insurance fees	19,019
Total fees and expenses	37,051,991
Investment management fees waived	(20,132,291)
Affiliated fund fee waiver (Note 4)	(571,485)
Net expenses	16,348,215
Net investment income	69,181,577

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments – unaffiliated	6,834,853
Investments – affiliated	(2,338,707)
Foreign currency transactions	(301,580)
Net realized gain	4,194,566
Net change in unrealized appreciation/depreciation on:
Investments in unaffiliated issuers	264,111,115
Investments in affiliated issuers	2,165,725
Foreign currency translations	5,056
Deferred tax expense	(4,532,907)
Net change in unrealized appreciation/depreciation, net of deferred taxes	261,748,989
Net realized and unrealized gain	265,943,555

Net Increase in Net Assets from Operations	$335,125,132

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund
Consolidated Statements of Changes in Net Assets
	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024
Net Increase in Net Assets from:
Operations:
Net investment income	$69,181,577	$(373,409)
Net realized gain on investments and foreign currency transactions	4,194,566	36,838
Net change in unrealized appreciation/depreciation on investments	261,748,989	25,220,261
Net increase in net assets resulting from operations	335,125,132	24,883,690

Distributions to shareholders:
From distributable earnings:
Class I	(60,007,577)	—
Total	(60,007,577)	—

Capital Transactions:
Proceeds from shares sold:
Class I	1,917,651,343	327,486,256
Reinvestment of distributions:
Class I	3,688,369	—
Cost of shares repurchased:
Class I	(15,920,414)	—
Net increase in net assets from capital transactions	1,905,419,298	327,486,256

Net increase in net assets	2,180,536,853	352,369,946

Net Assets:
Beginning of period	477,301,080	124,931,134
End of period	$2,657,837,933	$477,301,080

Capital Share Transactions:
Shares sold:
Class I	116,800,241	24,129,400
Shares issued in reinvestment of distributions:
Class I	220,860	—
Shares redeemed:
Class I	(938,875)	—
Net increase in capital shares outstanding	116,082,226	24,129,400

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund
Consolidated Statement of Cash Flows For the Year Ended March 31, 2025
Cash flows provided by (used in) operating activities:
Net increase in net assets from operations	$335,125,132
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments, net of unfunded commitments	(2,806,785,681)
Sales of investments	668,951,443
Net accretion on investments	(303,540)
Net realized gain on investments	(4,496,146)
Net change in unrealized (appreciation)/depreciation	(266,276,840)
Return of capital distributions received	94,977,140
PIK interest	(1,645,483)
Change in deferred tax liability, net	4,532,907
Change in short-term investments, net	(218,673,184)
(Increase)/Decrease in assets:
Dividends and interest	(5,237,920)
Due from Investment Manager	(139,065)
Prepaid expenses	(95,326)
Prepaid commitment fees on secured revolving credit facility	(4,645,087)
Increase/(Decrease) in liabilities:
Due to Counterparty	(26,397,754)
Investment securities purchased	200,829,025
Investment Management fees	(310,415)
Interest payable on secured revolving credit facility	43,691
Audit fees	36,412
Legal fees	5,572
Fund accounting and administration fees	552,996
Trustees' fees and expenses	36,912
Custody fees	71,901
Transfer agency fees and expenses	70,320
Chief compliance officer fees	(8,458)
Other accrued expenses	75,763
Net cash used in operating activities	(2,029,705,685)

Cash flows provided by (used in) financing activities:
Proceeds from shares sold, net of receivable for Fund shares sold	1,916,304,236
Cost of shares repurchased	(15,920,414)
Distributions paid to shareholders, net of reinvestments	(56,319,208)
Proceeds from secured revolving credit facility	200,000,000
Payments on secured revolving credit facility	(35,000,000)
Net cash provided by financing activities	2,009,064,614

Net decrease in cash	(20,641,071)

Cash
Cash, beginning of year	29,009,487
Cash, end of year	$8,368,416

Non cash financing activities not included herein consist of $3,688,369 of reinvested dividends and $1,645,483 of PIK interest.

Cash paid for interest on credit facility during the period was $6,717,573.

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund
Consolidated Financial Highlights Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Period January 7, 2022* through March 31, 2022
Net asset value, beginning of period	$13.84	$12.07	$10.77	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.80	(0.03)	(0.21)	(0.05)
Net realized and unrealized gain on investments[2]	3.55	1.80	1.51	0.82
Total income from investment operations	4.35	1.77	1.30	0.77

Less Distributions to shareholders:
From net investment income	(0.54)	—	—	—
Total Distributions to shareholders	(0.54)	—	—	—

Net asset value, end of period	$17.65	$13.84	$12.07	$10.77

Total return[6]	31.65%	14.66%	12.07%	7.72%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,657,838	$477,301	$124,931	$111,496

Ratio of expenses to average net assets:
Before fees waived and deferred tax expense	1.84%	1.86%	2.32%	2.86%[4]
After fees waived	0.41%	1.71%	2.32%	2.54%[4]

Ratio of expenses to average net assets (including interest expense)[5]:
Before fees waived	2.56%	1.86%	2.32%	2.86%[4]
After fees waived	1.13%	1.71%	2.32%	2.54%[4]

Ratio of net investment income to average net assets (including interest expense)[5]:
Before fees waived	3.36%	-0.36%	-1.87%	-2.34%[4]
After fees waived	4.79%	-0.21%	-1.87%	-2.02%[4]

Portfolio turnover rate	53%	4%	0%	0%[3]

*      Commencement of operations.

1    Based on average daily shares outstanding for the period.

2    Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share with the other per share information presented.

3    Not annualized.

4    Annualized.

5    These ratios exclude the impact of expenses of the underlying investment companies holdings as represented in the Consolidated Schedule of Investments.

6    Total returns would have been lower had expenses not been waived by the Investment Manager. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund
Consolidated Financial Highlights Class I (Continued)
Supplemental Expense Ratios	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Period January 7, 2022* through March 31, 2022
Ratio of expenses to average net assets:
Deferred tax expense	0.31%	0.05%	—%	—%
With fees waived, after taxes	0.72%	1.76%	—%	—%

Senior Securities
Total Amount Outstanding
Secured Revolving Credit Facility	$165,000,000	$—	$—	$—
Asset Coverage Per $1,000 of Borrowings
Secured Revolving Credit Facility	17,108	—	—	—

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025

1. Organization

Cascade Private Capital Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund is organized under the laws of the State of Delaware as a Delaware statutory trust pursuant to a Fourth Amended and Restated Certificate of Trust dated as of February 27, 2024, as it may be further amended from time to time. The Fund commenced operations on January 7, 2022. The Fund operates as an interval fund pursuant to Rule 23c-3 of the Investment Company Act of 1940, as amended (the “Investment Company Act”). Cliffwater LLC (“Cliffwater” or the “Investment Manager”) serves as the investment adviser to the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.

The Fund currently offers one class of Shares, Class I Shares, on a continuous basis at the net asset value (“NAV”) per share. Class I Shares were formerly named Class 1 Shares. The minimum initial investment in the Fund is $25,000,000 for the Class I Shares. Investors purchasing Class I Shares are not charged a sales load. Class 2 Shares, Class 3 Shares and Class 4 Shares are no longer offered.

The Fund’s investment objective is to generate long-term capital appreciation by investing in a portfolio of private equity, private debt, as well as structured equity securities that have both equity and credit qualities, investments in real assets, including real estate, and any newer instruments such as collateralized fund obligations (together, “Private Capital”) that provide attractive risk-adjusted return potential. Private Capital investments are investments into the equity and/or debt of private companies. The Fund will seek to achieve its objective through exposure to a broad set of managers, strategies and transaction types across multiple sectors, geographies and vintage years (the first year in which a fund receives capital from investors or starts making investments). Under normal market conditions the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in assets representing investments in Private Capital. Unfunded commitments are not counted for purposes of calculating the Fund’s 80% policy. This test is applied at the time of investment; later percentage changes caused by a change in the value of the Fund’s assets, including as a result of the issuance or repurchase of Shares, will not require the Fund to dispose of an investment. The Fund expects that most of its debt investments will not be rated by any rating agency, will not be registered with the SEC or any state or foreign securities commission and will not be listed on any national securities exchange.

The Fund is deemed to be an individual reporting segment. The objective and strategy of the Fund is used by the Investment Manager to make investment decisions, and the results of the operations, as shown on the Consolidated Statement of Operations and the Consolidated Financial Highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the Notes to the Consolidated Financial Statements and there are no resources allocated to the Fund based on performance measurements. The Investment Manager is deemed to be the chief operating decision maker with respect to the Fund’s investment decisions.

Consolidation of Subsidiaries

On January 7, 2022, Massachusetts Mutual Life Insurance Company (“MassMutual”) performed an in-kind purchase transaction whereby it contributed the assets and liabilities of MassMutual Private Equity Funds LLC (“MMPEF”) and its subsidiary, MassMutual Private Equity Funds Subsidiary LLC (“MMPEF Subsidiary”) to the Fund in exchange for Shares of the Fund. Each of MMPEF and MMPEF Subsidiary was formed as a limited liability company, and each is a wholly owned subsidiary of the Fund. The Consolidated Schedule of Investments of the Fund includes the accounts of each subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund.

A list of the subsidiaries that hold assets is as follows as of March 31, 2025:

Subsidiary	Date of Inception	Net Assets of Subsidiary	Percentage of Fund’s Total Net Assets
MassMutual Private Equity Funds LLC (“MMPEF”)	January 7, 2022	$ 134,640,514	5.07%
MassMutual Private Equity Funds Subsidiary LLC (“MMPEF Subsidiary”)	January 7, 2022	12,217,218	0.46%
CPCF Holdings (D1) LLC (“CPCF HLD1”)	April 1, 2024	1,136,521,226	42.76%
CPCF Splitter LLC (“CPCF Splitter”)	June 11, 2024	726,159,311	27.32%
CPCF Blocker LLC (“CPCF Blocker”)	June 11, 2024	94,263,766	3.55%
CPCF Holdings (D3) LLC (“CPCF HLD3”)	October 29, 2024	29,647,021	1.12%

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

2. Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. However, for daily net assets value (“NAV”) determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium, accretion of discount and loan origination fees using the effective interest method over the respective term of the loan. Upon the prepayment of a loan or security, any unamortized loan origination fees, original issue discount and market discount are recorded as interest income. The Fund records prepayment premiums as interest income when it receives such amounts. Equalization interest on private investment vehicles are interest payments made to existing shareholders of closed-end vehicles when investing in a later close and are expensed as incurred.

Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Paydown gains and losses are recorded as an adjustment to interest income in the Consolidated Statement of Operations. Dividends are recorded on the ex-dividend date. Distributions from private investments that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than investment income.

Organizational and Offering Costs

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal service in connection with the initial meeting of trustees of the Fund (the “Board” or “Trustees”) and the Fund’s seed audit costs. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement, the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, SAI and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. As so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund that did not meet the “more likely than not” standard as of March 31, 2025.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes as an income tax expense on the Consolidated Statement of Operations. For the year ended March 31, 2025, the Fund did not have interest or penalties associated with underpayment of income taxes.

CPCF HLD1 and MMPEF are disregarded entities for income tax purposes. MMPEF Subsidiary, CPCF HLD3 and CPCF Blocker are limited liability companies that have elected to be taxed as corporations and are therefore obligated to pay federal and state income tax on their taxable income. CPCF Splitter is a limited liability company that is treated as a partnership for income tax purposes. CPCF Splitter is owned by CPCF Blocker and CPCF HLD1. Currently, the federal income tax rate for a corporation is 21%. Deferred income taxes reflect the net tax effects of temporary differences

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

2. Significant Accounting Policies (continued)

between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

Distributions to Shareholders

Distributions are paid at least annually on the shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders.

The exact amount of distributable income for each fiscal year can only be determined at the end of the Fund’s fiscal year, March 31. Under Section 19 of the Investment Company Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and short-term investment which are readily convertible into cash and have an original maturity of three months or less. State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian. Cash and cash equivalents are subject to credit risk to the extent those balances exceed applicable Securities Investor Protection Corporations or Federal Deposit Insurance Corporation limitations.

Cash and Investments, at value on the Consolidated Statement of Assets and Liabilities can include deposits in money market funds, which are classified as Level 1 assets under the fair value hierarchy. As of March 31, 2025, the Fund held cash of $8,368,416 and $485,382,958 in a short-term money market fund.

Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Participations and Assignments

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

2. Significant Accounting Policies (continued)

Commitments and Contingencies

Commercial loans purchased by the Fund (whether through participations or as a lender of record) may be structured to include both term loans, which are generally fully funded at the time of investment, and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities and delayed draw term loans, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of such unfunded loan commitments. The commitment fee is typically set as a percentage of the commitment amount. On December 31, 2024, the Fund entered into a purchase agreement to purchase Series C Preferred Stock of A2 Biotherapeutics, Inc. The first tranche of the purchase closed on December 30, 2024 and the second tranche was expected to close on September 2, 2025. As of March 31, 2025 the Fund had a commitment to purchase an additional 6,756,756 shares in the amount of $4,999,999.

Valuation of Investments

The Board has designated the Investment Manager as its valuation designee (“Valuation Designee”) pursuant to Rule 2a-5 under the Investment Company Act to perform fair value determinations for investments that do not have readily available market quotations. Under the valuation policy and procedures for the Fund (the “Valuation Procedures”) adopted by the Fund, the Board has delegated day-to-day responsibility for fair value determinations and pricing to the Valuation Designee subject to the oversight of the Board.

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on a day the Fund will calculate its net asset value as of the close of business on each day that the New York Stock Exchange is open for business and at such other times as the Board shall determine (each a “Determination Date” or at approximately 4:00 pm U.S. Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the Determination Date, the mean between the closing bid and asked prices and if no asked price is available, at the bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price (which is the last trade price at or before 4:00:02 p.m. U.S. Eastern Time adjusted up to NASDAQ’s best offer price if the last trade price is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price) will be used.

Fixed income securities (including corporate bonds and senior secured loans) with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer supplied mean quotations or mean quotations from a recognized pricing service. The independent pricing agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Matrix pricing determines a security’s value by taking into account such factors as security prices, yields, maturities, call features, ratings and developments relating to comparable securities. Debt obligations with remaining maturities of sixty days or less when originally acquired will be valued at their amortized cost, which approximates fair market value.

Redeemable securities issued by open-end registered investment companies, including money market funds, are valued at the investment company’s applicable net asset value as reported by such companies, with the exception of exchange-traded open-end registered investment companies which are priced in accordance with the second paragraph within this Valuation of Investments section.

The Fund may invest in interests or shares in private investment companies and/or funds (“Private Investment Funds”) where the net asset value is calculated and reported by respective unaffiliated investment managers on a monthly or quarterly basis. Unless the Valuation Designee is aware of information that a value reported to the Fund by a portfolio, underlying manager, or administrator does not accurately reflect the value of the Fund’s interest in that Private Investment Fund, the Valuation Designee will use the net asset value provided by the Private Investment Funds as a practical expedient to estimate the fair value of such interests.

Repurchase Offers

The Fund is a closed-end investment company structured as an interval fund and, as such, has adopted a fundamental policy to make semi-annual repurchase offers, at per-class NAV, of not less than 5% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares during each repurchase

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

2. Significant Accounting Policies (continued)

offer, and there is no guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. Under current regulations, such offers must be for not less than 5% nor more than 25% of the Fund’s Shares outstanding on the repurchase request deadline. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during the particular repurchase offer.

Borrowing, Use of Leverage

On September 26, 2024, the Fund’s wholly owned subsidiary, CPCF HLD1, entered into a secured revolving credit facility (the “Facility”), with JPMorgan Chase Bank N.A. (the “Lender”). The Facility, as most recently amended effective March 10, 2025, provides for borrowings on a committed basis in an aggregate principal amount up to $550,000,000, and may be increased further from time to time upon mutual agreement by the Lender and CPCF HLD1. The Facility matures on September 26, 2027 and may be extended further from time to time. In connection with the Facility, CPCF HLD1 has made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements. The Facility contains events of default customary for similar financing transactions, including but not limited to: (i) the failure to make principal, interest or other payments when due after the applicable grace period; (ii) the insolvency or bankruptcy of CPCF HLD1 or the Fund; (iii) a change of control of CPCF HLD1; or (iv) a change of management of the Fund. Upon the occurrence and during the continuation of an event of default, the Lender may declare the outstanding advances and all other obligations under the Facility immediately due and payable. From the inception of the Facility through March 31, 2025, the average balance outstanding, maximum borrowing amount, interest rate at period end and weighted average interest rate were $149,866,310, $200,000,000, 7.55%, and 8.13%, respectively. The interest expense during the year ended March 31, 2025 was $6,761,264. Commitment fees incurred are prepaid and amortized over the term of the loan.

Certain Fund investments are held by this special purpose vehicle (“SPV”). The use of leverage increases both risk of loss and profit potential. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed (including through one or more SPVs that are wholly-owned subsidiaries of the Fund), measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness).The interests of persons with whom the Fund (or SPVs that are wholly-owned subsidiaries of the Fund) enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s shareholders. In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the additional risk that it would be unable to timely, or at all, obtain leverage borrowing. The Fund might also be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

New Accounting Pronouncement

In November 2023, the FASB issued ASU 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”),” which enhances disclosure requirements about significant segment expenses that are regularly provided to the chief operating decision maker (the “CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all of the disclosures as required by Topic 280, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Management has evaluated the impact of applying ASU 2023-07, and the Fund has adopted the ASU during the reporting period. The adoption of the ASU does not have a material impact on the financial statements. Required disclosure is included in Note 1.

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

3. Principal Risks

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Investment Funds

The Fund will incur higher and duplicative expenses, including advisory fees, when it invests in shares of mutual funds (including money market funds), BDCs, closed-end funds, exchange-traded funds (“ETFs”) and other pooled investment vehicles (“Investment Funds”). The Fund’s ability to achieve its investment objective depends largely on the performance of the Investment Funds selected. Each Investment Fund has its own investment risks, and those risks can affect the value of the Investment Funds’ securities and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any Investment Fund will be achieved. An Investment Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such Investment Fund at a time that is unfavorable to the Fund. In addition, one Investment Fund may buy the same securities that another Investment Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. There is also the risk that the ETFs in which the Fund invests that attempt to track an index may not be able to replicate exactly the performance of the indices they track, due to transactions costs and other expenses of the ETFs. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV. The shares of listed closed-end funds may also frequently trade at a discount to their net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase. The Fund may also be unable to liquidate its investment in a private Investment Funds when desired.

The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and permissible under the Investment Company Act. Under one provision of the Investment Company Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. In some instances, the Fund may invest in an investment company in excess of these limits. For example, the Fund may invest in other registered investment companies, such as mutual funds, closed-end funds and ETFs, and in BDCs in excess of the statutory limits imposed by the Investment Company Act in reliance on Rule 12d1-4 under the Investment Company Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund. Accordingly, if the Fund serves as an “underlying fund” to another investment company, the Fund’s ability to invest in other investment companies, private funds and other investment vehicles may be limited and, under these circumstances, the Fund’s investments in other investment companies, private funds and other investment vehicles will be consistent with applicable law and/or exemptive relief obtained from the SEC. The requirements of Rule 12d1-4 have been implemented by the Fund with respect to its fund of funds arrangements.

Valuations of Private Equity Investments; Valuations Subject to Adjustment

A large percentage of the securities in which the Fund invests will not have a readily determinable market price and will use the net asset value provided by the Private Investment Funds as a practical expedient to estimate the fair value of such interests.

As valuation designee, Cliffwater, among other things, is responsible for establishing fair valuation methodologies and determining, in good faith, the fair value of all of the assets of the Fund for which there are no readily available market quotations in accordance with the Fund Valuation Procedures. The determination of fair value is performed by an internal valuation committee that is separated from the investment process.

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

3. Principal Risks (continued)

The valuation methodology set forth in the Fund’s Valuation Procedures incorporates general private equity valuation principles. Based on the methodology, Cliffwater may adjust a portfolio fund manager’s periodic valuation of a portfolio fund, or a co-investment’s valuation, as appropriate.

While the Fund’s Valuation Procedures are designed to estimate the fair market value of investments as of any measurement date, there is uncertainty in some of the inputs used. For example, valuations are based upon data reported by the portfolio fund and co-investments which may be subject to subsequent revisions. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the NAV of the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by investors who had their shares repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by shareholders under certain circumstances. As a result, to the extent that such subsequently adjusted valuations from the portfolio funds, co-investments, direct private equity investments or the Fund adversely affect the Fund’s NAV, the outstanding shares may be adversely affected by prior repurchases to the benefit of shareholders who had their shares repurchased at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding shares and to the detriment of shareholders who previously had their shares repurchased at a NAV lower than the adjusted amount. The same principles apply to the purchase of shares. New shareholders may be affected in a similar way.

Economic Downturn or Recession and other Market Disruptions

Many of the Fund’s investments may be issued by companies susceptible to economic slowdowns or recessions. Therefore, the Fund’s non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. A prolonged recession may result in losses of value in the Fund’s portfolio and a decrease in the Fund’s revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund’s operating results.

The Fund may also be adversely affected by uncertainties and events around the world, such as public health emergencies (such as the COVID-19 pandemic), terrorism, political developments, changes in government policies, taxation, threatened or actual imposition of tariffs, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.

International war or conflicts (including Russia’s invasion of Ukraine and the Israel-Hamas war) and geopolitical events in foreign countries, along with instability in regions such as Asia, Eastern Europe and the Middle East, possible terrorist attacks in the United States or around the world, and other similar events could adversely affect the U.S. and foreign financial markets. As a result, whether or not the Fund invests in securities located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted.

Recently, the United States has enacted or proposed to enact significant new tariffs, and various federal agencies have been directed to further evaluate key aspects of U.S. trade policy, which could potentially lead to significant changes to current policies, treaties, and tariffs. Significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs continue to exist. These developments, or the perception that any of them could occur, may have a material adverse effect on global trade, in particular, trade between the impacted nations and the U.S.; global financial markets’ stability; and global economic conditions.

LIBOR Transition Risk

The United Kingdom’s Financial Conduct Authority, which regulates London Interbank Offered Rate (“LIBOR”), announced plans to phase out the use of LIBOR at the end of 2021. As a result of benchmark reforms, publication of all LIBOR settings ceased as of June 30, 2023 and all synthetic U.S. dollar LIBOR settings were discontinued at the end of September 2024. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

3. Principal Risks (continued)

LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. All of the aforementioned may adversely affect the Fund or a Portfolio Fund’s performance or NAV.

SOFR RISK

SOFR is a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the NYFR. If data from a given source required by the NYFR to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Limited Liquidity

Shares in the Fund provide limited liquidity since shareholders will not be able to redeem shares on a daily basis. A shareholder may not be able to tender its shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, shares are not transferable, and liquidity will be provided only through repurchase offers made semi-annually by the Fund. In addition, the Fund does not expect any trading market to develop for the shares.

As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their shares. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of shares and should be viewed as a long-term investment.

4. Investment Management and Other Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Investment Manager a monthly Investment Management Fee equal to 1.40% on an annualized basis of the Fund’s average net assets. The Investment Manager contractually agreed to waive its entire management fee until June 30, 2025 and agreed to partially waive its management fee to charge 1.00% on an annualized basis of the Fund’s average net assets from July 1, 2025 until June 30, 2026. The Investment Manager waived $20,132,291 in investment management fees for the year ended March 31, 2025 and is not permitted to recoup the waived fees. For the year ended March 31, 2025, the Investment Manager also voluntarily waived investment management fees of $571,485 associated with the Fund’s investment in the Cliffwater Corporate Lending Fund and is not permitted to recoup the waived fees.

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

4. Investment Management and Other Agreements (continued)

Foreside Fund Services, LLC serves as the Fund’s distributor and UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s transfer agent. Effective September 23, 2024, UMBFS serves as fund accountant and administrator. Prior to September 23, 2024, State Street served as the Fund’s accountant and administrator. For the year ended March 31, 2025, the Fund’s allocated State Street and UMBFS fees are reported on the Consolidated Statement of Operations.

An officer of the Fund is an employee of UMBFS. The Fund does not compensate officers affiliated with the Fund’s administrator. An officer and Trustee of the Fund is an employee of the Investment Manager. The Fund does not compensate Trustees or officers affiliated with the Investment Manager for their service to the Fund. For the year ended March 31, 2025, the Fund’s allocated fees incurred for Trustees are reported on the Consolidated Statement of Operations.

Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the year ended March 31, 2025, are reported on the Consolidated Statement of Operations.

5. Fair Value of Investments

Fair value — Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•  Level 1 — Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

•  Level 2 — Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

•  Level 3 — Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Investments in Private Investment Funds measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Investment Manager in determining fair value is greatest for investments categorized in Level 3.

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

5. Fair Value of Investments (continued)

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of March 31, 2025:

Assets	Level 1	Level 2	Level 3	Net Asset Value	Total
Investments, at fair value
Primary Fund Investments	$—	$—	$—	$710,711,607	$710,711,607
Secondary Fund Investments	—	—	20,881,026	1,137,834,410	1,158,715,436
Equity Co-Investments	—	—	128,865,513	336,317,488	465,183,001
Credit Co-Investments	—	—	20,014,811	60,152,386	80,167,197
Common Stocks	1,843,384	—	—	—	1,843,384
Registered Funds	102,165,725	—	—	—	102,165,725
Short-Term Investments	485,382,958	—	—	—	485,382,958
Total Assets	$589,392,067	$—	$169,761,350	$2,245,015,891	$3,004,169,308

The following table presents the changes in assets and transfers in and out for investments that are classified in Level 3 of the fair value hierarchy for the year ended March 31, 2025:

	Secondary Fund Investments	Equity Co-Investments	Credit Co-Investments*	Total
Balance as of April 1, 2024	$—	$17,708,026	$4,952,964	$22,660,990
Purchases	18,000,000	120,493,166	15,166,932	153,660,098
Sales/Paydowns	—	(23,234,559)	(185,297)	(23,419,856)
Realized gains (losses)	—	3,999,059	78	3,999,137
Original issue discount and amendment fees	—	—	—	—
Accretion	—	—	82,866	82,866
Change in Unrealized appreciation (depreciation)	2,881,026	(2,672,989)	(2,732)	205,305
Transfers In1	—	12,572,810	—	12,572,810
Transfers Out[2]	—	—	—	—
Balance as of March 31, 2025	$20,881,026	$128,865,513	$20,014,811	$169,761,350
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2025	$2,881,026	$(1,577,358)	$(2,732)	$1,300,936

*      For the year ended March 31, 2025, Senior Secured Loans were reclassified to Credit Co-Investments. The balance as of April 1, 2024 includes securities that were considered previously as Senior Secured Loans.

1          Transferred from Level 2 to Level 3 because observable market data became unavailable for the investments.

2          Transferred from Level 3 to Level 2 because observable market data became available for the investments.

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

5. Fair Value of Investments (continued)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of March 31, 2025:

The weighted average is calculated by weighting relative fair value.

				Range of Inputs
Investments	Fair Value	Valuation Technique	Unobservable Inputs	Low	High	Weighted Average	Impact on Valuation from Increase in Input
Credit Co-Investments	$ 5,451,884	Income Approach	Discount Rate	12.39%	14.16%	13.49%	Decrease
	3,336,000	Market Approach	EBITDA Multiple	22.0x	22.0x	22.0x	Increase
	11,226,927	Market Approach	Recent Transaction Price	$99.01	$100.00	$99.36	Increase
Total Credit Co-Investments, at fair value	20,014,811
Equity Co-Investments	14,623,500	Income Approach	Discount Rate	11.19%	11.19%	11.19%	Decrease
	14,826,844	Market Approach	Enterprise value ($ Millions)	$157,000	$157,000	$157,000	Increase
	54,743,901	Income/Market Approach	EBITDA Multiple	5.0x	16.0x	10.1x	Increase
			Weighted Average Cost of Capital	9.50%	9.50%	9.50%	Decrease
	44,671,268	Market Approach	Recent Transaction Price	$0.63	$10.59	$4.47	Increase
Total Equity Co-Investments, at fair value	128,865,513
Secondary Fund Investments	20,881,026	Market Approach	EBITDA Multiple	18.0x	18.0x	18.0x	Increase
Total	$ 169,761,350

6. Capital Stock

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares in one or more classes, with no par value. The minimum initial investment in Class I Shares by any investor is $25,000,000. Prior to February 27, 2024, Class I Shares were named Class 1 Shares and had a minimum initial investment of $1,000,000. The minimum additional investment in the Fund by any shareholder is $10,000. However, the Fund, in its sole discretion, may accept investments below these minimums. Shares may be purchased by principals and employees of the Investment Manager or its affiliates and their immediate family members without being subject to the minimum investment requirements. Class I Shares are not subject to any initial sales charge. Shares will generally be offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Fund in its sole discretion. Prior to February 27, 2024, a 2.00% early repurchase fee was charged by the Fund with respect to any repurchase of shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of shares. Such repurchase fee was retained by the Fund and will benefit the Fund’s remaining shareholders. The Board may also suspend or terminate offerings of Shares at any time.

Pursuant to Rule 23c-3 under the Investment Company Act, on a semi-annual basis, the Fund offers shareholders holding shares the option of redeeming shares at NAV. The Board determines the semi-annual repurchase offer amount (“Repurchase Offer Amount”), which can be no less than 5% and no more than 25% of all shares of all classes outstanding on the repurchase request deadline. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of all outstanding shares of the Fund on the repurchase request deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

6. Capital Stock (continued)

repurchase by shareholders who own less than $10,000 worth of Shares and who tender all of their Shares, before prorating other amounts tendered. In addition, the Fund may accept the total number of Shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan. The results of the repurchase offers conducted for the year ended March 31, 2025 are as follows:
Commencement Date	May 16, 2024	October 24, 2024
Repurchase Request Deadline	June 17, 2024	November 25, 2024
Repurchase Pricing date	June 17, 2024	November 25, 2024

Net Asset Value as of Repurchase Pricing Date
Class I	$15.42	$17.15

Amount Repurchased
Class I	$1,615,962	$14,304,451

Percentage of Outstanding Shares Repurchased
Class I	0.19%	0.82%

7. Federal Income Taxes

At March 31, 2025, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$2,680,135,141
Gross unrealized appreciation	382,445,721
Gross unrealized depreciation	(58,411,554)
Net unrealized appreciation on investments	$324,034,167

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended March 31, 2025, permanent differences relate to partnership investments and reversal of consolidation of taxable subsidiaries reclassified between paid-in capital and total distributable earnings were as follows:

Increases/(Decrease)
Capital	Total Distributable Earnings (Loss)
$(14,727)	$14,727

As of the tax year ending September 30, 2024, the end of the Fund’s most recent taxable year, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$9,119,786
Undistributed long-term capital gains	2,533,516
Accumulated capital and other losses	—
Other accumulated items	(4,464,984)
Unrealized appreciation/(depreciation)
Investments	204,791,449
Foreign Currency	—
Organizational costs	—
Total distributable earnings	$211,979,767

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

7. Federal Income Taxes (continued)

There were no distributions from the Fund for the tax years ending September 30, 2024 or 2023.

At September 30, 2024, the Fund had no accumulated capital loss carry forward.

Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Domestic Blocker Income Tax

MMPEF Subsidiary, CPCF Blocker and CPCF HLD3 are blockers taxed as corporations. The current taxes reflect the estimated tax liability of the Fund as of March 31, 2025, based on taxable income of the subsidiaries. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities of the subsidiaries for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of the available evidence, it is more likely than not that all of the deferred income tax asset will not be realized.

In determining a valuation allowance, the Fund’s assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, the duration of statutory carryforward periods and the associated risk that operating loss and capital loss carryforwards were limited or were likely to expire unused, and unrealized gains and losses on investments.

Currently the federal income tax rate for a corporation is 21% and blended state tax rate net of Federal benefit is 3.95%. As of March 31, 2025, the Fund recorded a net deferred tax liability for the investments of the subsidiaries. Should a net deferred tax asset exist in the future, the Fund will assess whether a valuation allowance should be booked to reserve against that asset.

Federal	$(3,624,509)
State	(908,398)
Total Income Tax (Expense) Benefit	$(4,532,907)

Components of the Fund’s deferred tax assets and liabilities are as follows:

Deferred Tax Assets:
Capital loss carryforward	$672
Net operating loss carryforward	314,540
Other deferred tax asset	88,068
Valuation allowance	(88,068)

Deferred Tax Liability:
Net unrealized gain on investments	(5,664,256)
Net Deferred Tax Asset/(Liability)	$(5,349,044)

Total income tax (expense)/benefit (current and deferred) differs from the amount computed by applying the federal and state statutory income tax rates to net investment income and realized and unrealized gain/(losses) on investment before taxes as follows:

Federal Income tax expense at statutory rate	$(3,767,364)
State Income taxes (net of federal benefit)	(708,623)
Prior Period Adjustment	31,148
Valuation allowance	(88,068)
Net income tax expense	$(4,532,907)

As it pertains to the subsidiaries, the utilization of net operating losses in future years is limited to the lesser of all available net operating losses or 80% of taxable income before net operating loss utilization. For the tax year ended September 30, 2024, MMPEF Subsidiary deferred $1,148,130 of net operating losses. CPCF Blocker and CPCF HLD3 did not defer any net operating losses.

As it pertains to the subsidiaries, capital losses incurred during the year can be carried back three years or forward five years. The subsidiaries did not utilize or defer any capital losses during the tax year ended September 30, 2024.

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

8. Investment Transactions

For the year ended March 31, 2025, purchases and sales of investments, excluding short-term investments, were $2,806,785,681 and $668,951,443 respectively.

9. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

10. Related Party Transactions and Arrangements

Transactions related to investments in affiliated companies, as defined by the Investment Company Act, by virtue of the Fund owning at least 5% of the voting securities of the issuer or any other investment which is advised by or sponsored by the Investment Manager. For the year ended March 31, 2025 transactions related to investments in affiliated companies were as follows:

Affiliated Investment Company	Beginning Value at March 31, 2024	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Gain (Loss)	Value at March 31, 2025	Dividend Income
Cliffwater Corporate Lending Fund	$—	$400,000,000	$(297,661,293)	$(2,338,707)	$2,165,725	$102,165,725	$5,496,686

11. Private Investment Vehicles

The following table represents investment strategies, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of March 31, 2025:

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
26N Onelife Co-Investment Partners-A LP	Middle Market Buyout	$10,000,000	$9,913,535	$—	None	N/A	The Partnership shall continue for the same term as 26N Private Equity Partners I LP
A&M Capital Partners, LP	Middle Market Buyout	1,351,961	1,616,295	2,008,264	None	N/A

The existence of the Partnership commenced on the date of the filing of the Certificate of Limited Partnership and shall continue through the close of business on the tenth anniversary of the final closing date

ABRY Senior Equity IV, L.P.	Structured Capital	363,401	435,115	387,441	None	N/A	Until the third extension period end date of December 7, 2025
ACON Equity Partners 3.5, L.P.	Middle Market Buyout	2,683,411	2,909,976	36,721	None	N/A	Until but not including the tenth anniversary of the Partnership commencement date
AE Industrial Partners Extended Value Fund, LP	Middle Market Buyout	811,551	398,012	—	None	N/A	Shall be dissolved at the end of the fiscal quarter during which the fifth anniversary of the closing date occurs with two one-year extensions

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
APH Extended Value Fund H, L.P.	Large Cap Buyout	$34,829,223	$38,585,018	$170,777	None	N/A	The term of the Partnership shall continue in full force and effect until the fifth anniversary of the portfolio investment closing date, unless extended up to two one-year periods
Apse Capital II, L.P.	Middle Market Buyout	42,822,646	53,351,946	5,410,999	None	N/A	The Partnership term will end on the final date of the calendar quarter in which the fifth anniversary of the first investment closes, unless extended up to two one-year periods
Atlas Capital Resources II LP	Lower Middle Market Buyout	3,564,073	7,830,391	5,709,900	None	N/A

The Partnership shall continue until the end of the calendar quarter that includes the tenth aniversary of the date of the Partnership’s first portfolio investment, unless the Partnership is sooner dissolved

Banneker CV, L.P.	Middle Market Buyout	13,255,249	12,892,971	21,747,154	None	N/A	Until the fifth anniversary of the portfolio investment closing date
BayHawk Fund I Aeroplane SPV, LLC	Lower Middle Market Buyout	7,113,235	6,989,322	1,576,764	None	N/A	Until the seventh anniversary of December 3, 2024, unless extended up to one additional year
BC Partners Galileo (1) L.P. — Class 1	Large Cap Buyout	3,746,626	6,103,882	109,386	None	N/A	Until the affairs of the partnership have been fully wound up and the partnership assets distributed pursuant to the Limited Partnership Agreement
BC Partners Galileo (1) L.P. — Class 2	Large Cap Buyout	181,195	329,756	1,751	None	N/A	Until the affairs of the partnership have been fully wound up and the partnership assets distributed pursuant to the limited partnership agreement
Beecken Petty O’Keefe Fund IV, L.P.	Middle Market Buyout	103,835	175,639	503,883	None	N/A	Until October 3, 2026, per the Second Amendment to the Amended and Restated Limited Partnership Agreement

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Bertram Growth Capital IV-A, L.P.	Lower Middle Market Buyout	$4,443,432	$6,755,664	$412,707	None	N/A

Until the tenth anniversary of the effective date, as defined by the limited partnership agreement, with one one-year extension and thereafter two one-year extensions with the approval of the advisory board

BlackRock Secondaries & Liquidity Solutions II (Lux) SCSp	Diversified Private Equity	25,000,000	29,359,994	75,000,000	None	N/A

The term shall end on the date that is the later to occur of (i) the ten year anniversary of the Final Related Fund Closing Date, subject to two consecutive one-year extensions and (ii) one year after all of the Portfolio Investments have been liquidated

Blue Sea Capital Fund I LP	Middle Market Buyout	210,718	422,948	38,297	None	N/A

The Partnership shall be dissovled on the tenth anniversary of the later of (a) a date determined by the General Partner in its sole discrestion and (b) the initial closing date, with the provision for extensions of up to three additional one-year periods, unless dissolved earlier by the General Parnter with the necessary approval(s)

Blue Wolf Capital Fund III, L.P.	Lower Middle Market Buyout	8,322,403	11,117,505	2,562,579	None	N/A	The term of the Partnership shall continue until the tenth anniversary of the final closing date, unless its term is extended by up to three one-year periods
BSP-TS, Co-Invest I, LLC	Middle Market Buyout	5,138,466	511,252	—	None	N/A	Shall continue in existence in perpetuity or until the company is terminated pursuant to the limited liability company agreement

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
CapStreet IV, L.P.	Lower Middle Market Buyout	$4,467,318	$3,804,217	$804,939	None	N/A	The Partnership will continue in business through the close of business on the tenth anniversary of the due date of the first capital call, unless the term is extended for up to two one-year periods
Carousel Capital Apex Rollover Partners, L.P.	Middle Market Buyout	1,483,187	1,575,894	551,757	None	N/A

The Partnership will dissolve on the seventh anniversary of the first closing except that it may be extended by the General Partner in its sole discretion for one one-year period, and additional one-year periods with the approval of a majority in interest of the limited partners

Carousel Capital Partners IV, L.P.	Lower Middle Market Buyout	1,734,942	2,125,764	397,782	None	N/A

The Partnership will dissolve on the tenth anniversary of the first closing except that it may be extended by the General Partner in its sole discretion for one one-year period, and a second one-year period with the approval of 75% of the Board of Advisors

Carrick Capital Partners, L.P.	Growth Equity	1,960,094	2,220,032	—	None	N/A

The term of the Partnership shall commence upon the filing with the office of the Secretary of State of the State of Delaware of the Certifcate of Limited Partnership and shall continue until the tenth anniversary of the Initial Contribution date, except that it may be extended by the General Partner for up to two additional one-year periods

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Catterton Growth Partners II, L.P.	Middle Market Buyout	$13,952,005	$14,816,376	$—	None	N/A	The Fund will be dissolved on the tenth anniversary of the Final Closing Date, provided that the General Parnter can extend for two one-year periods.
CCOF III Nexus Co-Invest Aggregator, L.P.	Structured Capital	4,901,836	5,753,978	473,164	None	N/A	Until wound up and subsequently dissolved pursuant to the limited partnership agreement
Centre Capital Investors VI, L.P.	Middle Market Buyout	4,446,791	5,980,898	849	None	N/A

The term of the partnership commenced upon the date of filing of the certificate pursuant to the act and shall continue in full force and effect until the tenth anniversary of the later of the effective date and final closing date

Centre Lane Partners III, L.P.	Middle Market Buyout	19,234,822	19,234,822	1,040,037	None	N/A	The partnership shall dissolve upon the tenth anniversary of the partnership commencement date
Cheval Blanc Co-Invest, L.P.	Structured Capital	15,000,000	15,212,157	—	None	N/A	Until all of the investments of the Partnership are liquidated and all proceeds are distributed to the Partners
Chrome Investors, LP	Structured Capital	24,006,787	23,289,970	6,000,000	None	N/A	The term of the Partnership shall be concurrent with the co-investing entities (“GTCR” in the Limited Partnership Agreement)
CPF Midway Fund-A, L.P.	Middle Market Buyout	14,450,950	17,147,369	549,050	None	N/A	Until the fiscal quarter during which the fifth anniversary of the Closing Date occurs, unless extended up to two additional years
Dawson Portfolio Finance Evergreen LP	Structured Capital	70,000,000	79,330,277	—	Quarterly	N/A	Shall be indefinite and shall continue in full force and effect until dissolved in accordance to the limited partnership agreeement

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
DFJ Growth 2006 Continuation, L.P.	Venture Capital	$22,418,653	$38,242,116	$—	None	N/A	Until the close of business on the tenth anniversary of the Commencement Date, unless extended in accordance with the Limited Partnership Agreement
DFJ Growth V, L.P.	Venture Capital	1,085,000	1,085,368	3,915,000	None	N/A	Until the tenth anniversary of the Initial Contribution Date, unless extended for successive one year periods
Earned Growth Investors I LP	Growth Equity	12,625,000	12,245,000	—	None	N/A	Until the tenth anniversary of the Final Closing Date, unless extended for up to two one-year periods
EDG Partners Fund II, L.P.	Middle Market Buyout	632,105	804,858	109,116	None	N/A

The term of the partnership commenced upon the date of filing of the Certificate of Limited Partnership and shall continue in full force and effect until the tenth anniversary of the initial closing date unless earlier terminated in accordance with the Limited Partnership Agreement

Edgewater Capital Partners III LP	Lower Middle Market Buyout	2,488,995	455,818	3,845,700	None	N/A	The Partnership shall be dissolved upon the tenth anniversary of second closing date, unless earlier dissolved in accordance with the Limited Partnership Agreement
FB HA Holdings LP	Lower Middle Market Buyout	5,098,158	8,971,852	—	None	N/A	Until the fourth anniversary of the initial closing date with one one-year extension
Founders Circle Capital Co-Invest Series, L.P. — Series 10	Venture Capital	20,000,000	30,092,136	—	None	N/A	The term of the Partnership shall continue in perpetuity
Founders Circle Capital Co-Invest Series, L.P. — Series 8	Venture Capital	15,000,000	14,796,434	—	None	N/A	Shall continue in perpetuity

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
GA Continuity Fund II, L.P.	Growth Equity	$22,717,259	$31,683,755	$27,282,741	None	N/A	Until the fifth anniversary of the Initial Closing Date, unless extended for up to two additional years
Gallant Screening Holdco, Inc.	Middle Market Buyout	4,645,007	6,305,043	—	None	N/A

Until the earliest of: (a) the date on which none of the stockholders holds any capital stock; (b) the dissolution, liquidation, or winding up of the company; or (c) upon the unanimous agreement of the stockholders

Glouston Private Equity Opportunities VII FTE, L.P.	Diversified Private Equity	16,500,000	20,790,000	38,500,000	None	N/A

Until the dissolution date of the fund (Glouston Private Equity Opportunities VII, L.P.) which shall continue for a period of ten years after the final subsequent closing date with one one-year extension

Glouston Private Equity Opportunities VII(a), L.P.	Diversified Private Equity	15,867,953	17,119,076	1,404,047	None	N/A

Until the dissolution date of Glouston Private Equity Opportunites VII, LP, which shall continue for a period of ten years after the final subsequent closing date with one one-year extension, unless sooner dissolved in accordance with the Limited Partnership Agreement

Gores Small Capitalization Partners, L.P.	Lower Middle Market Buyout	—	21,355	701,067	None	N/A

The General Partner wound up each of the Partnerships in an orderly manner after the disposition of the remaining investments and liquidated February 7, 2025. The remaining balance reflects cash reserves that have yet to be distributed

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Gramercy PG Holdings II LP	Structured Capital	$9,300,000	$10,014,674	$700,000	None	N/A

Until the sixth anniversary of the initial closing date, unless extended by the General Partner for a period of one year, and any successive periods of one year each with the consent of a majority in interest

Gridiron Capital Fund II, L.P.	Middle Market Buyout	1,581,243	1,523,129	649,373	None	N/A	The Partnership shall be dissolved on the tenth anniversary of the Final Closing Date
Gryphon Partners 3.5, L.P.	Middle Market Buyout	90,199	104,930	1,149,188	None	N/A	The Partnership shall commence dissolution on the eighth anniversary of the Initial Closing Date, or such ealier time as determined by the General Partner with the approval of the Advisory Board
Gryphon Partners VI-A, L.P.	Middle Market Buyout	5,869,707	6,080,803	2,356,578	None	N/A	Until the tenth anniversary of the effective date with three consecutive one-year extensions
Harvest Partners VI, L.P.	Middle Market Buyout	1,957,331	1,382,187	1,077,411	None	N/A	The expiration of the term of the Partnership on the tenth anniversary of the date of the first portfolio investment, provided that the term may be extended for up to three one-year periods
HCI Equity Partners IV, L.P.	Lower Middle Market Buyout	11,898,918	11,369,613	—	None	N/A

The Partnership shall be dissolved on the tenth anniversary of the latest of (a) final platform investment close, (b) the last commitment closing date, or (c) the last commitment closing date of the Parallel Fund

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Headlands Capital Offshore IV, LP	Diversified Private Equity	$22,408,650	$36,314,037	$27,639,125	None	N/A

Upon the termination of Headlands Capital Secondary Fund IV, LP, the term of which expires on the tenth anniversary of the later of the effective date and the final closing date with three successive one-year extensions

Health Velocity Capital IVX Special Situation Fund, L.P.	Middle Market Buyout	13,575,000	15,575,779	1,425,000	None	N/A	Until the partnership is dissolved in accordance to the Limited Partnership Agreement
Hellman & Friedman Capital Partners X, L.P.	Large Cap Buyout	47,283,176	43,072,094	10,128,006	None	N/A	Until the date ten years after the Partnership commences operations, unless extended pursuant to the Limited Partnership Agreement
Housatonic Equity Investors V, L.P.	Middle Market Buyout	3,388,385	4,606,506	700,000	None	N/A

The term of the partnership shall commence upon the date that the Certificate of Limited Partnership is filed with the State of Delaware, and shall continue until the tenth anniversary of the due date of the initial capital contribution

HPS KP Mezz 2019 Co-Invest, L.P.	Structured Capital	42,079,318	58,137,739	2,977,411	None	N/A	Until the expiration of the term of HPS Offshore Mezzanine Partners 2019, L.P. which shall continue until the tenth anniversary of the first closing date with two one-year extensions
HPS KP SIP V Co-Investment Fund, L.P.	Structured Capital	14,503,288	19,760,073	264,097	None	N/A

Until the expiration of the term of HPS Offshore Strategic Investment Partners V, L.P., which shall continue until the tenth anniversary of the first closing date with one one-year extension and two successive one-year terms following such subsequent term with the approval of the LP Advisory Committee

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
HPS Offshore Mezzanine Partners 2019, LP	Structured Capital	$22,782,677	$27,095,177	$5,614,127	None	N/A	Until the tenth anniversary of the first closing date with two one-year extensions
HPS Offshore Strategic Investment Partners V, L.P.	Structured Capital	20,665,883	23,544,827	13,538,421	None	N/A

Until the tenth anniversary of the first closing date with one one-year extension following the expiration of such initial term and two successive one-year terms following such subsequent term with the approval of the LP Advisory Committee

ICG LP Secondaries Fund I (Feeder) SCSp	Diversified Private Equity	2,639,055	3,712,525	7,283,147	None	N/A	Until the master partnership is dissolved or terminated (master partnership term: until the tenth anniversary of the final admission date with two one-year extensions)
ICG Ludgate Hill (Feeder) V-A Charger SCSp	Large Cap Buyout	11,265,844	13,674,627	2,948,985	None	N/A	Until the dissolution of master partnership which shall continue, unless sooner dissolved, until the eighth anniversary of the initial closing with two one-year extensions
Icon Partners V, L.P.	Large Cap Buyout	7,543,813	9,654,214	2,456,057	None	N/A	Until the fifth anniversary of the initial closing date with two consecutive eighteen-month period extensions
Incline Equity Partners III, L.P.	Middle Market Buyout	12,165	23,116	1,276,510	None	N/A	Until the tenth anniversary of the Final Closing Date
Insight Hideaway Aggregator, L.P.	Large Cap Buyout	10,400,000	13,385,767	2,600,000	None	N/A	Until the dissolution of partnership in accordance with the limited partnership agreeement
JFL Equity Investors VI, L.P.	Middle Market Buyout	6,707,441	6,246,465	10,192,559	None	N/A	Until the tenth anniversary of the Initial Drawdown, unless extended up to three one-year periods

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
JFL-NG Continuation Fund, L.P.	Middle Market Buyout	$7,996,116	$14,612,908	$2,003,884	None	N/A	Until the fifth anniversary of the closing with two one-year extensions
JFL-Tiger Co-Invest Partners, L.P.	Middle Market Buyout	8,122,426	13,796,674	1,877,574	None	N/A	Until the dissolution of partnership in accordance with the limited partnership agreeement
JLL Partners Fund VIII Secondary (SV), L.P.	Middle Market Buyout	17,516,526	17,112,416	2,483,474	None	N/A	Until the fifth anniversary of February 11, 2025, unless extended up to two one-year periods
Juxtapose Ventures III, L.P.	Growth Equity	398,230	385,779	6,238,938	None	N/A	Until the tenth anniversary of the Final Closing Date
KarpReilly Capital Partners II, L.P.	Middle Market Buyout	7,486,099	9,298,296	1,207,500	None	N/A	The Partnership shall dissolve on the tenth anniversary of the Initial Closing
Kohlberg Investors X, LP	Middle Market Buyout	1,093,464	1,135,475	3,906,536	None	N/A	The Partnership shall dissolve and a winding up of its affairs shall commence following the close of business on the tenth anniversary of the first investment date
Levine Leichtman Capital Partners VII, L.P.	Middle Market Buyout	270,424	216,360	2,703,346	None	N/A	Until the tenth anniversary of the Final Admission Date
LGP Sage PC Coinvest LP	Large Cap Buyout	14,774,897	18,941,168	5,225,103	None	N/A	The Partnership term will end with the dissolution of the portfolio company, unless the Partnership is dissolved earlier in accordance with the Limited Partnership Agreement
Lightspeed Ascent Fund, L.P.	Venture Capital	9,100,000	8,900,942	900,000	None	N/A	Until the fifth anniversary of the date of the Closing, unless extended up to two one-year periods
Liquid 2 Ventures Fund II, L.P.	Venture Capital	7,451,672	13,444,886	—	None	N/A	Until the tenth anniversary of the due date of the first capital contribution

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Liquid 2 Winners Fund I, L.P.	Venture Capital	$1,875,000	$1,839,089	$3,125,000	None	N/A	Until December 31, 2033, unless extended up to one year
LLCP LMM Acquisition Fund L.P.	Middle Market Buyout	7,391,354	8,300,472	2,608,646	None	N/A	Until the end of the Fiscal Quarter during which the fifth anniversary of the Closing occurs, unless extended up to two additional one-year periods
LLR Equity Partners IV, L.P.	Middle Market Buyout	1,022,909	2,147,646	600,000	None	N/A	The Partnership shall dissolve on the tenth anniversary of the Final Closing Date unless ealier terminated in accordance with the Limited Partnership Agreement
Mainsail Partners III, L.P.	Growth Equity	5,735,386	4,124,627	305,908	None	N/A	The Partnership shall continue until the tenth anniversary of the Final Closing
Marilyn Co-Invest, L.P.	Large Cap Buyout	32,439,003	39,548,259	—	None	N/A	Until investments are liquidated and all proceeds are distributed to the partners
Marlin Equity III, L.P.	Middle Market Buyout	67,226	68,861	817,278	None	N/A

The Partnership shall be dissolved on the tenth anniversary of the date on which the General Partner has determined that its partners have commenced identifying and investigating new investment opportunities for the Partnership

Meridian Private Equity Select Co-Invest I SCSp	Diversified Private Equity	2,216,981	2,391,019	6,933,019	None	N/A	Until the expiry of ten years from the closing date, unless extended up to two one-year periods
Meridian Private Equity Select Partnerships I SCSp	Diversified Private Equity	6,283,019	6,781,489	9,566,981	None	N/A	Until the expiry of ten years from the closing date, unless extended up to two one-year periods

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
MetLife Investment Private Equity Partners II (Feeder), L.P.	Middle Market Buyout	$32,230,132	$36,696,139	$17,769,867	None	N/A	The Partnership shall commence winding up and thereafter be dissolved upon the expiration of the term of the Master fund
Mezzanine Partners III, L.P.	Structured Capital	4,241,749	5,709,242	977,541	None	N/A	The term of the partnership shall continue in existence until the tenth anniversary of the first closing date, unless the partnership is sooner dissolved
Milano Co-Invest, L.P.	Large Cap Buyout	3,990,705	4,013,577	174,000	None	N/A	Until such time as all of the investments of the partnership are liquidated and all proceeds are distributed to the partners
Minerva Co-Invest, L.P.	Large Cap Buyout	8,455,430	11,222,425	165,833	None	N/A	Until distribution of investment proceeds
Montagu+ SCSp	Middle Market Buyout	6,073,333	10,987,064	792,741	None	N/A	Shall terminate on the fifth anniversary of the effective date, unless the partnership is earlier dissolved, with two one-year extensions
NEA CH SPV, L.P.	Venture Capital	10,005,985	9,820,088	—	None	N/A	Until the dissolution of partnership in accordance with the limited partnership agreeement
NEA Secondary Opportunity Fund, L.P.	Venture Capital	23,171,758	30,876,560	1,352,506	None	N/A	The Partnership shall continue until the end of the calender quarter that includes the fifth aniversary of the due date of the intial drawdown, unless the Partnership is sooner dissolved

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
NEA TS 2024 SPV, L.P.	Growth Equity	$4,013,290	$4,597,254	$—	None	N/A

The Partnership shall dissolve, and its affairs shall be wound up, upon the first to occur of the following: (a) the consent of the General Partner at any time after the Partnership no longer holds an ownership interest in Themis Solutions (or any successor thereto), (b) the written consent of the General Partner and 66 – 2/3% in interest of the Limited Partners, (c) the final liquidation of NEA 18 VGE, (d) the occurrence of an event of withdrawal (within the meaning of Section 17–402(a) of the Act) of the General Partner

NewView Capital Special Opportunities Fund III, L.P.	Venture Capital	21,182,732	26,676,234	8,775,000	None	N/A

The term of the Partnership commenced upon filing with the office of the Secretary of State of Delaware of the Certificate of Limited Partnership of the Partnership and shall continue until June 30, 2031, unless the Partnership is dissolved or the term is extended

NoHo Holdings III LLC	Growth Equity	431,416	418,431	431,416	None	N/A	The Company shall be dissolved upon the twentieth anniversary of May 10, 2023, unless earlier dissolved in accordance with the LLC Agreement
Novacap DI Co-Investment (All West), L.P.	Lower Middle Market Buyout	4,832,727	5,150,627	1,167,273	None	N/A	The Partnership shall continue for the same term as Novacap Digital Infrastructure I, L.P.

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Novacap International TMT IV, L.P.	Middle Market Buyout	$11,871,979	$2,699,886	$681,832	None	N/A	The Partnership shall continue until the day that is immediately prior to the tenth anniversary of the Initial Closing Date
NSH Verisma Holdco, L.P.	Lower Middle Market Buyout	5,482,834	10,157,260	519,000	None	N/A	Until the fund is dissolved and terminated in accordance with the limited partnership agreeement
OceanSound Partners Co-Invest II, LP — Series D	Middle Market Buyout	4,097,670	4,843,138	—	None	N/A	Until the date of the winding up and subsequent dissolution of the OceanSound Partners Fund, LP (including any extensions)
OceanSound Partners Fund, LP	Middle Market Buyout	6,247,764	9,197,809	309,173	None	N/A	Until the tenth anniversary of the initial closing date with three one-year extensions
Odyssey Investment Partners Fund V, LP	Middle Market Buyout	2,828,816	3,567,379	1,153,455	None	N/A	Until the second extension period end date of June 30, 2026
OEP VIII Project Laser Co-Investment Partners, L.P.	Middle Market Buyout	2,558,110	4,228,172	—	None	N/A	Shall continue, unless the fund is sooner dissolved, until the main fund is dissolved
OFS Energy Fund III (Q), L.P.	Middle Market Buyout	783,492	416,259	2,147,598	None	N/A

The Partnership commenced upon the date of filing of record of the Certificate of Limited Partnership and shall continue through the close of business on December 31 following the seventh anniversary of the Final Closing Date

Outlander I Archimedes, LP	Venture Capital	775,354	1,074,189	—	None	N/A	Until the tenth anniversary of the Partnership’s Final Closing Date, unless extended up to two additional one-year periods

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Overbay Capital Partners 2023 Fund Aggregator (AIV V) LP	Middle Market Buyout	$4,510,847	$6,052,239	$675,000	None	N/A

Until the earlier of (a) December 31st of the fifth year following the Initial Closing Date and (b) the date of disposition of the last remaining interest comprising the Portfolio Investment; provided that the term of the Partnership may be extended up to four one-year periods

Overbay Capital Partners 2024 Fund Aggregator (AIV IV) LP	Lower Middle Market Buyout	3,200,000	3,137,374	1,800,000	None	N/A

Until the earlier of (a) December 31st of the fifth year following the Initial Closing Date and (b) the date of disposition of the last remaining interest comprising the Portfolio Investment; provided that the term of the Partnership may be extended up to four one-year periods

Overbay Capital Partners 2024 Fund US LP	Diversified Private Equity	6,500,000	8,164,809	3,500,000	None	N/A

Until the earlier of (a) December 31st of the fifth year following the Initial Closing Date and (b) the date of disposition of the last remaining interest comprising the Portfolio Investment; provided that the term of the Partnership may be extended up to four one-year periods

Palladium Equity Partners IV, L.P.	Middle Market Buyout	1,680,847	2,055,608	6,951	None	N/A

Until the third anniversary of December 3, 2023 per 9.1(a) of the Fourth Amended and Restated Limited Partnership Agreement. The General Partner may extend the term of the Partnership for successive one-year periods up to a maximum of two years

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
ParkerGale Capital II, LP	Lower Middle Market Buyout	$21,498,599	$26,197,118	$325,256	None	N/A	Until the tenth anniversary of the Effective Date, unless extended up to two one-year periods
Pathway Select Fund, LP — 2025	Diversified Private Equity	9,276,234	9,121,044	26,723,766	None	N/A	Until the eighth anniversary of the Initial Investment Date of the Series
Pathway Select Fund, LP — Series A	Diversified Private Equity	405,008,866	434,037,881	50,495,414	None	N/A

Until the eighth anniversary of the initial investment date of the series, the ninetieth day following the investment wind-down date, or until all investments have been liquidated and all related obligations have been satisfied

Patria Acropolis LP	Diversified Private Equity	6,161,132	7,436,150	3,935,186	None	N/A	The term will end on the fifth anniversary of the First Closing Date, unless extended for up to three additional one-year periods
PG Source Investment LLC	Lower Middle Market Buyout	9,274,616	11,571,502	—	None	N/A	Until the determination of the Manager to dissolve the LLC at any time after the consummation of a sale of the portfolio company
Platte River Equity III, L.P.	Lower Middle Market Buyout	4,473,486	5,615,920	2,266,766	None	N/A	The Partnership shall terminate and be dissolved on the tenth anniversary of the Initial Contribution Date. The term may be extended for successive one year periods up to three years
PMH II SPV Bellflower LP	Diversified Private Equity	7,465,166	9,333,730	7,534,834	None	N/A	Until the date that is one year after all of the Portfolio Investments have been liquidated

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Pontifax Global Food and Agriculture Technology Fund L.P.	Lower Middle Market Buyout	$1,929,735	$3,321,825	$77,809	None	N/A	Until March 31, 2026, pursuant to the First Amendment to the Amended and Restated Limited Partnership Agreement
PSC Tiger LP	Middle Market Buyout	10,500,712	11,373,008	3,989,690	None	N/A

The Partnership shall be dissolved on the date which is 90 days following the date on which the Partnership ceases to hold any Investments and has distributed the proceeds thereof, or such earlier time upon the removal, legal incapacity, retirement, resignation, bankruptcy or dissolution of the GP

Quad Partners IV, L.P.	Middle Market Buyout	1,542,109	1,119,907	2,307,172	None	N/A	Until August 12, 2025, per the Fifth Amendment to the Third Amended and Restated Limited Partnership Agreement
RCAF DAWGS, L.P.	Lower Middle Market Buyout	15,000,000	14,821,599	—	None	N/A

Until one year after the distribution by the Partnership of all proceeds from the sale of all of the Partnership’s direct or indirect interests in the portfolio company, unless earlier dissolved according to the Limited Partnership Agreement

Riverside Fund V SQ-A, L.P.	Middle Market Buyout	4,135,976	5,215,283	277,295	None	N/A

The Partnership commenced upon the date of filing of record of the Certificate of Limited Partnership and shall continue until the fifth anniversary of the date on which investors are first admitted to the Partnership or Parallel Fund

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
RoundTable Healthcare Partners III, L.P.	Middle Market Buyout	$14,167,561	$18,376,946	$287,249	None	N/A

The Partnership will have a term of ten years from the first day of the commitment period, subject to two one-year extensions at the option of the General Partner with the approval of the majority of Limited Partner commitments

SAS Vehicle I, L.P.	Middle Market Buyout	15,000,000	17,620,256	—	None	N/A

Until the close of business on the first anniversary of the date on which all of the Portfolio Investments of the Partnership have become fully realized and the Partnership has no remaining liabilities; provided that the term may be extended for periods of time as determined by the General Partner

SAS Vehicle, L.P.	Large Cap Buyout	15,388,559	17,623,017	—	None	N/A

Until the close of business on the first anniversary of the date on which all of the Portfolio Investments of the Partnership have become fully realized and the Partnership has no remaining liabilities; provided that the term may be extended for periods of time as determined by the General Partner

Shamrock Capital Growth Fund III, L.P.	Growth Equity	2,689,014	3,260,440	950,021	None	N/A	The term of the Partnership shall continue until the tenth anniversary of the Final Closing Date, unless the Partnership is dissolved earlier in accordance with the Limited Partnership Agreement

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
ShoreView Capital Partners III, LP.	Middle Market Buyout	$12,727,721	$14,111,212	$1,892,010	None	N/A

The Partnership commenced upon the date of filing of record of the Certificate of Limited Partnership and shall continue until the twelfth anniversary of the earlier of (a) date that the General Partner has commenced identifying new investment opportunities and (b) 18 months after the Initial Closing Date

Siris Partners II, L.P.	Middle Market Buyout	396,854	91,033	2,098,188	None	N/A	The term will end on the tenth anniversary of the initial closing date, unless earlier dissolved in accordance with the Limited Partnership Agreement
SK Capital Partners III, L.P.	Middle Market Buyout	6,358,155	5,121,272	440,619	None	N/A	The Partnership shall continue until the tenth anniversary of the final closing date. The term may be extented beyond the tenth anniverary for up to three one-year periods
SkyKnight Capital II CV B, L.P.	Middle Market Buyout	14,333,606	14,164,173	1,540,137	None	N/A

The term of the Partnership shall terminate at the close of business on the fifth anniversary of the end of the fiscal quarter in which the Partnership Commencement Date occurs, unless extended for up to two additional one-year periods

Smash Capital Trend Holdco SPV LP	Growth Equity	20,215,333	27,945,016	—	None	N/A	Until the dissolution of Partnership, which will occur on a date elected by the General Partner, unless earlier dissolved in accordance with the Limited Partnership Agreement

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
SPC Partners V, L.P.	Middle Market Buyout	$2,588,770	$2,802,713	$883,076	None	N/A

The Partnership shall continue until the tenth anniversary of the later of (a) a date determined by the General Partner in its sole discrestion and (b) the initial closing date, unless extended for up to three additional one-year periods

SPDW Partners LP	Middle Market Buyout	6,784,956	7,484,225	16,601,786	None	N/A	Until the tenth anniversary of the Final Admission Date (July 14, 2026), provided that the term may be extended up to two additional years
Sprinkler 2024 Co-Investment I (Feeder) SCSp	Middle Market Buyout	32,513,566	32,659,039	25,743	None	N/A	Until the expiry of a period of eight years from the First Closing Date unless sooner terminated in accordance with the Limited Partnership Agreement
Stork SPV, LP	Middle Market Buyout	3,506,234	6,159,628	1,002,348	None	N/A	Shall continue until the last day of the fiscal quarter during which the fifth anniversary of the initial closing occurs with two one-year extensions
Symbiotic Capital EB Fund, L.P.	Structured Capital	5,061,912	5,881,607	1,938,088	None	N/A	Until dissolved in accordance to the Limited Partnership Agreement
TA XIV-A, L.P.	Middle Market Buyout	49,234,604	53,610,221	2,875,000	None	N/A	The term of the Partnership shall continue for a period of ten years from the investment date, unless extended up to threee one-year periods

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
TA XV-B, L.P.	Middle Market Buyout	$240,000	$210,220	$1,760,000	None	N/A

The term of the Partnership shall continue for a period of ten years from the date of the closing of the Partnership’s initial investment and, upon the expiration of its term, the winding up and ultimate dissolution of the Partnership shall commence

TCV Beat Co, L.P.	Middle Market Buyout	5,045,751	4,518,361	—	None	N/A

The term of the Partnership commenced on February 22, 2024 and shall continue until the time as of which the Partnership has disposed of all of its portfolio investments unless the Partnership is earlier terminated

The Veritas Capital Fund VIII, L.P.	Large Cap Buyout	73,538,029	74,564,972	12,713,575	None	N/A	Until the tenth anniversary of the final closing date, unless extended for up to two additional one-year periods
Tinicum Space Coast Co-Invest, LLC	Middle Market Buyout	30,000,000	29,647,020	—	None	N/A	Until the earlier of (a) the disposal of substantially all of its Portfolio Investments; or (b) a date determined by the Managing Member in its reasonable discretion
TPG GP Solutions (B), L.P.	Middle Market Buyout	4,571,361	4,944,532	15,428,639	None	N/A	Until and including December 31 following the tenth anniversary of the later of (i) the Final Closing Date and (ii) a date determined by the General Partner in its sole discretion
Trinity Hunt Partners IV, L.P.	Middle Market Buyout	5,106,938	4,641,524	2,204,897	None	N/A	Until June 30, 2025, pursuant to Section 1.5 of the Fourth Amended and Restated Limited Partnership Agreement

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Trinity Ventures 2024, L.P.	Venture Capital	$18,324,526	$23,674,850	$1,675,474	None	N/A	Until the fifth anniversary of the Initial Closing Date
Trive Capital Fund I LP	Middle Market Buyout	1,234,135	1,246,248	2,675,188	None	N/A	The Partnership shall continue for a period of ten years from the final closing date, unless extended for two additional one-year periods
TriWest Capital Partners IV (US) LP	Middle Market Buyout	2,525,915	2,792,701	78,086	None	N/A

The term of the Partnership shall continue until the tenth anniversary of the Final Closing Date, unless the Partnership is dissolved earlier in accordance with the Limited Partnership Agreement. The term may be extended by up to three one-year periods

TSCP CV I, L.P.	Middle Market Buyout	4,806,486	5,342,466	77,631	None	N/A

Until the end of the fiscal quarter during which the fifth anniversary of the closing date occurs with one one-year extension following the expiration of such initial term and two additional one-year terms with the consent of the advisory board

TSCP CV II, L.P.	Lower Middle Market Buyout	15,211,769	18,095,118	2,788,231	None	N/A	The term of the Partnership shall expire, and the Partnership shall be dissolved, on the last day of the fiscal quarter during which the fifth anniversary of the portfolio company closing date occurs
TSS Co-Invest Holdings, LP	Middle Market Buyout	5,010,222	8,246,229	—	None	N/A	Shall continue in existence in perpetuity unless terminated earlier, as determined by the general partner
VCF Compass Co-Investor Holdings II L.P.	Large Cap Buyout	1,317,088	1,323,196	—	None	N/A	Until the determination by the General Partner to dissolve the Partnership

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
VCF Compass Co-Investor Holdings L.P.	Large Cap Buyout	$10,000,000	$11,956,841	$—	None	N/A	Until the dissolution of partnership in accordance with the limited partnership agreeement
Vida Ventures II, LLC	Venture Capital	767,291	3,981,062	1,686,932	None	N/A	Until the eighth year anniversary of the Initial Closing Date, unless extended for up to three one-year periods
Vida Ventures LLC	Venture Capital	1,748,636	3,008,375	128,745	None	N/A	Until the seventh year anniversary of the Initial Closing Date, unless extended for up to two one-year periods
Violet Investors LP	Large Cap Buyout	20,042,621	33,192,183	6,000,000	None	N/A	The term of the partnership commenced as of the date of filing the Certifcate and shall be concurrent with the remaining term of the General Partner, including any extensions thereof
Vitu Co-Invest LP	Middle Market Buyout	5,250,000	5,142,522	—	None	N/A

The Partnership shall be dissolved upon the earlier of (i) such time as is determined by the General Partner in its sole discretion and (ii) the date on which the Partnership ceases to hold any Investments

VMG Partners II, L.P.	Growth Equity	9,771	5,933	600,778	None	N/A

The term of the Partnership shall continue until the tenth anniversary of the Final Closing Date, unless the Partnership is dissolved earlier in accordance with the Limited Partnership Agreement. The term may be extended by up to three one-year periods

Cascade Private Capital Fund
Notes to Consolidated Financial Statements March 31, 2025 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
VV Atreus Special Fund LLC	Venture Capital	$557,697	$1,144,714	$—	None	N/A	Until April 10, 2027 (the eighth year anniversary of the Closing Date), unless extended up to two additional one-year periods
Water Street Healthcare Partners III, L.P.	Middle Market Buyout	5,448,661	5,708,808	1,893,941	None	N/A

The Partnership shall be wound up and subsequently dissolved and terminated upon the termination and dissolution of Water Street Healthcare Partners III, L.P., or as promptly as practicable thereafter or such earlier time as determined by the General Partner with the written approval of the Advisory Board

Windjammer Senior Equity Fund IV, L.P.	Middle Market Buyout	2,981,376	2,662,054	1,043,311	None	N/A	The Partnership shall be dissolved on the tenth anniversary of the final closing date
Total		$1,943,862,421	$2,245,015,891	$568,353,223

12. Subsequent Events

In preparing these consolidated financial statements, management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. The Board authorized the Fund to offer to repurchase Shares from shareholders in an amount up to 5.00% of the net assets of the Fund with a May 25, 2025 repurchase pricing date. The repurchase offer period begins on May 22, 2025 and end on June 23, 2025. Shareholders that desire to tender Shares for repurchase are required to do so on June 23, 2025. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the consolidated financial statements.

Cascade Private Capital Fund
Other Information March 31, 2025 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve-month period ending on June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available: (i) without charge, upon request, by calling the Fund at 1-888-442-4420 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Forms N-PORT are or will be available on the SEC’s website at www.sec.gov or by calling the Fund at 1-888-442-4420.

Cascade Private Capital Fund
Fund Management March 31, 2025 (Unaudited)

The identity of the members of the Board and the Fund’s officers and brief biographical information is set forth below. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the membership of the Board. The SAI is available, without charge, by writing to the Fund at c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, or by calling the Fund at 1 (888) 442-4420.

INDEPENDENT TRUSTEES
Name, Address and Year of Birth	Positions(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Dominic Garcia Year of Birth: 1978 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since February 2024

Chief Pension Investment Strategist, CBRE Investment Management (investment advisor) (June 2021-Present); Advisory Board of Milken Institute for Public Finance (economic research institute) (2021-Present); Chief Investment Officer, New Mexico Public Employees Retirement Association (2017-June 2021); Research Advisory Board Member, University of North Carolina Keenan Institute of Private Markets and the University of Chicago Harris Center for Municipal Finance (2020 to Present); Trustee and Chair, the Santa Fe Preparatory School endowment (2020-Present); Senior Adviser, Moneybyrd (investment advisor) (2023-Present).

				3	Coller Secondaries Private Equity Fund (registered investment company)
Paul J. Williams Year of Birth: 1956 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee and Board Chairman	Since February 2024	Investment Consultant, Texas Association of Counties (1995-2020).	3	None

*         The fund complex consists of the Fund, Cliffwater Corporate Lending Fund and Cliffwater Enhanced Lending Fund.

Cascade Private Capital Fund
Fund Management March 31, 2025 (Unaudited) (Continued)
INTERESTED TRUSTEES AND OFFICERS
Name, Address and Year of Birth	Positions(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Stephen L. Nesbitt** Year of Birth: 1953 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee and President	Since February 2024	Chief Executive Officer and Chief Investment Officer, Cliffwater LLC (2004-Present).	3	None
Lance J. Johnson Year of Birth: 1967 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since February 2024	Chief Operations Officer, Cliffwater LLC (2014-Present).	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since June 2024	Senior Vice President (2017-Present); Vice President, Senior Client Service Manager	N/A	None
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since February 2024	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018-Present).	N/A	N/A

*         The fund complex consists of the Fund, Cliffwater Corporate Lending Fund and Cliffwater Enhanced Lending Fund.

**       Mr. Nesbitt is deemed an interested person of the Fund because he is an officer and control person of Cliffwater.

Cascade Private Capital Fund
Privacy Notice March 31, 2025 (Unaudited)

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number

•  Account balances

•  Account transactions

•  Transaction history

•  Wire transfer instructions

•  Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-(888)-442-4420

Cascade Private Capital Fund
Privacy Notice March 31, 2025 (Unaudited) (Continued)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

•  Open an account

•  Provide account information

•  Give us your contact information

•  Make a wire transfer

•  Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  Affiliates from using your information to market to you

•  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Fund doesn’t jointly market.

Investment Manager
Cliffwater LLC
4640 Admiralty Way, 11th Floor
Marina del Rey, CA 90292
Website: www.cliffwaterfunds.com

Custodian Bank
State Street Bank and Trust Company
1 Iron Street
Boston, MA 02210

Fund Administrator, Transfer Agent and Fund Accountant
UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
https://www.acaglobal.com/

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

(b)     Not applicable.

Item 2.       Code of Ethics.

(a)     The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)     There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)    The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR’s instructions.

Item 3.        Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. Dominic Garcia, and Mr. Paul J. Williams are qualified to serve as the audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4.        Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the year ended March 31, 2025. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” refer to professional services rendered by principal accountant for its review of the Fund’s registration statement filed with the SEC and the issuance of consents for such filing. The following table presents fees paid by the Fund for professional services rendered by Cohen & Company, Ltd. for the year ended March 31, 2025 and fiscal period ended March 31, 2024.

Fee Category	2025 Fees	2024 Fees
(a) Audit Fee	$160,000	$55,000
(b) Audit-Related Fees	—	—
(c) Tax Fees	12,000	12,000
(d) All Other Fees	—	—
Total Fees	$172,000	$67,000

(e)(1)The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2)The percentage of fees billed by Cohen & Company, Ltd. for the year ended March 31, 2025 and fiscal period ended March 31, 2024, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2025	FYE 3/31/2024
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)     All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)    The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.— not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(h)    The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)     Not Applicable

(j)     Not Applicable

Non-Audit Related Fees	FYE 3/31/2025	FYE 3/31/2024
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5.       Audit Committee of Listed Registrants.

Not applicable.

Item 6.       Investments.

(a)     See the Annual Report to Shareholders under Item 1 of this Form.

(b)    Not applicable.

Item 7.       Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.        Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.        Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.      Remuneration Paid to Directors, Officers and Others of Open-End Management Investment Companies.

The remuneration paid to directors, officers and others are included as part of the report to shareholders filed under Item 1 of this Form.

Item 11.      Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Cliffwater LLC
PROXY POLICY AND PROCEDURE

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises voting authority with respect to client securities to: (i) adopt written policies reasonably designed to ensure that the investment adviser votes in the best interest of its clients and addresses how the investment adviser will deal with material conflicts of interest that may arise between the investment adviser and its clients; (ii) disclose to its clients information about such policies and procedures; and (iii) upon request, provide information on how proxies were voted.

For its non-discretionary clients, Cliffwater does not have authority to vote client securities. These clients will receive their proxies, corporate actions, consents and other solicitations directly from their custodian or the relevant issuer or investment fund. These clients may contact their client service professionals with questions about a particular solicitation.

For its discretionary clients, Cliffwater generally takes responsibility for ensuring that proxies solicited by, or with respect to, the issuers of securities held in the client’s investment account, and corporate actions and consents sought by such issuers (including tender offers and rights offerings) are voted. In most cases, the managers of the commingled funds and separate accounts holding the assets vote the proxy solicitations. However, Cliffwater will take such action in limited circumstances which may include private partnership amendments and consents and in the event that an individual security is held by the client outside of a commingled fund or separate account where the manager votes the securities. Cliffwater’s discretionary clients may also retain the right to vote any proxies or take action relating to specified securities held in the client’s investment account, provided the client gives timely written notice to Cliffwater.

Cliffwater will not put its own interests ahead of those of any of its client and will resolve any possible conflicts between its interests and those of the client in favor of the client. When voting proxies, Cliffwater follows procedures designed to identify and address material conflicts of interest that may arise between its interests and those of its clients. Accordingly, prior to voting any proxy, Cliffwater will determine whether a material conflict of interest exists. A conflict of interest will be considered material to the extent that it is determined that the conflict has the potential to influence Cliffwater’s decision making in voting the proxy. If Cliffwater determines that there is a material conflict of interest related to the proxy solicitation, Cliffwater will take appropriate action to resolve the conflict which may include abstaining from a particular vote.

Cliffwater will seek to act solely in the best interests of its clients when exercising its voting authority. Cliffwater determines whether and how to vote proxies on a case-by-case basis. In making such determination, Cliffwater: (i) will attempt to consider all aspects of the vote that could affect the value of the issuer or that of the relevant client, (ii) will vote in a manner that it believes is consistent with the relevant client’s stated objectives, (iii) generally will vote in accordance with the recommendation of the issuing company’s management on routine and administrative matters, unless Cliffwater has a particular reason to vote to the contrary, and (iv) may not vote at all to the extent the outcome of the vote or action does not have a material impact on the issuer or value of its securities.

Under Rule 204-2 under the Advisers Act, Cliffwater must retain: (i) its voting policies and procedures; (ii) corporate action and proxy statements received; (iii) records of votes cast; (iv) records of client requests for voting information; and (v) any documents prepared by Cliffwater that were material to making a decision on how to vote. Under the circumstances where Cliffwater votes a proxy, corporate action or consent solicited by an issuer of securities or an investment fund, Cliffwater will document and maintain its voting record.

Cliffwater’s General Counsel and Chief Compliance Officer must approve the engagement of any proxy advisory firm to assist in connection with voting client securities.

For private investment funds, Cliffwater may accept a seat on an advisory board or similar group for a fund in which one or more Cliffwater clients have invested. Cliffwater believes advisory board service benefits its clients by allowing Cliffwater greater insight into the fund and its strategies and that, in general, the interests of its clients as investors will be aligned with the interests of all investors in the fund. However, if the interests of Cliffwater’s clients were to diverge from the interests of each other, the Cliffwater representative will take appropriate action to resolve the conflict which may include abstaining from a particular vote. Please see section III.B.7. for further information regarding Cliffwater’s actions with respect to advisory boards.

Item 13.     Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

The following table provides biographical information about the members of Cliffwater LLC, who are primarily responsible for the day-to-day portfolio management of the Cliffwater Enhanced Lending Fund as of June x, 2025:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Gabrielle Zadra	Senior Managing Director	Since 2004	Senior Managing Director, Cliffwater LLC (since 2004)	Portfolio Management
Eric Abelson	Head of Private Equity Co-Investments	Since 2007	Head of Private Equity Co-Investments, Cliffwater LLC (since 2007)	Portfolio Management
Bernard Gehlmann	Managing Director	Since 2016	Managing Director, Cliffwater LLC (since 2016)	Portfolio Management
Timothy Henn	Managing Director	Since 2024	Managing Director, Cliffwater LLC (since 2024), Executive Director and Portfolio Manager, J.P. Morgan Asset Management (2022-2024), Senior Vice President, Portfolio Advisors, LLC (2016-2022)	Portfolio Management

(a)(2)Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Cliffwater Enhanced Lending Fund, for which the Portfolio Manager is primarily responsible for the day-to-day portfolio management. The information is as of March 31, 2025:

Name of Portfolio Management Team Member	Number of Accounts and Total Value (in millions) of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value (in millions) of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Gabrielle Zadra	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	1 Accounts 35	0 Accounts N/A
Eric Abelson	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	1 Accounts 35	0 Accounts N/A
Bernard Gehlmann	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	1 Accounts 35	0 Accounts N/A
Timothy Henn	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	1 Accounts 35	0 Accounts N/A

Conflicts of Interest

The Investment Manager and Portfolio Manager may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Manager or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Other accounts managed by the Portfolio Manager may not be managed using the same investment models that are used in connection with the management of the Fund. If the Investment Manager or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager has adopted procedures for allocating portfolio transactions across multiple accounts. The Investment Manager has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)      Compensation Structure of Portfolio Manager

Certain portfolio managers have ownership and financial interests in, and may receive compensation and/or variable profit distributions from, the Investment Manager based on the Investment Manager’s financial performance, such as its overall revenues and profitability. Compensation is not tied to the Fund’s performance, except to the extent that the fee paid to the Investment Manager impacts the Investment Manager’s financial performance.

(a)(4)      Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member[1]:
Gabrielle Zadra	$100,001 – $500,000
Eric Abelson	None
Bernard Gehlmann	None
Timothy Henn	$100,001 – $500,000

____________

1        As of March 31, 2025

(b) Not Applicable

Item 14.      Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.      Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since the registrant last provided disclosure in response to this item.

Item 16.      Controls and Procedures.

(a)     The registrant’s President (Principal Executive Officer) and Treasurer (Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Exchange Act.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the most recent fiscal period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.      Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)    Not applicable.

(b)    Not applicable.

Item 18.      Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.      Exhibits.

(a)(1)	Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 of Form N-CSR. Filed herewith.
(a)(2)	Not applicable.
(a)(3)

A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith

(a)(4)	Not applicable.
(a)(5)	Not applicable.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Cascade Private Capital Fund
By (Signature and Title)*	/s/ Stephen Nesbitt
Stephen Nesbitt, President
(Principal Executive Officer)
Date	June 9, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By (Signature and Title)*	/s/ Stephen Nesbitt
Stephen Nesbitt, President
(Principal Executive Officer)
Date	June 9, 2025
By (Signature and Title)*	/s/ Lance J. Johnson
Lance J. Johnson, Treasurer
(Principal Financial Officer)
Date	June 9, 2025